Exhibit 10.1

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

XBOX ONE PUBLISHER LICENSE AGREEMENT

This Xbox One Publisher License Agreement is entered into and effective as of [***] (“Effective Date”) between Microsoft Licensing, GP, a Nevada general partnership, (“Microsoft”), and Take-Two Interactive Software, Inc., a Delaware corporation (“Publisher”).  Microsoft Corporation, a Washington corporation, is a party to this Agreement only with respect to its acknowledgement of Section 6.2 and Exhibit 1, Section 4.

RECITALS

Microsoft and its affiliates provide a computer game and entertainment system known as Xbox One, which consists of a base hardware unit, a Kinect sensor, and an associated proprietary online service known as Xbox Live.  Publisher is a game developer and publisher of software for computer game and entertainment systems.  Publisher intends to develop and/or publish software products for Xbox One on the terms in this Agreement.  The parties agree as follows:

1.                                      Exhibits.  The following exhibits are incorporated into this Agreement by this reference:

Exhibit 1:	Payments	Exhibit 5:	Xbox Live Services, Publisher Hosted Services and Third Party Services
Exhibit 2:	Xbox One Royalty Tier Selection	Exhibit 6:	Xbox Live Incentive Program
Form (sample)
Exhibit 3:	Publisher Enrollment Form (sample)
Exhibit 4:	Authorized Affiliates Form (sample)

2.                                      Definitions.  As further described in this Agreement, the following terms have the following respective meanings:

2.1                               “Agreement” means this Xbox One Publisher License Agreement and includes this document (including all Exhibits), the Publisher Guide, any approved Concept Submission Forms (in the form approved by Microsoft), any other documents expressly referenced in other parts of this Agreement, the XDK License, and applicable terms of the NDA.

2.2                               “Asian Sales Territory” means the territory for sales distribution comprising Hong Kong, India, Korea, Singapore, Taiwan and any other countries so identified by Microsoft in the Publisher Guide.  The Asian Sales Territory excludes Japan.

2.3                               “Australian Sales Territory” means the territory for sales distribution comprising Australia, New Zealand, and any other countries so identified by Microsoft in the Publisher Guide.

2.4                               “Authorized Replicator” means a software replicator approved by Microsoft to replicate FPUs for Xbox One.

2.5                               “Avatar” means a character that is a virtual representation of an Xbox Live User created using the Microsoft-provided avatar creator tools on Xbox Live.

2.6                               “Avatar Items” means items such as wearables and carryables for use with an Avatar.

2.7                               “Base Game” means each software product, in physical and digital format, as described in an approved Concept, including any Title Updates (if and to the extent approved by Microsoft) but does not include Digital Content, a Demo or a Trial.

2.8                               “Beta” means a Demo that is not publicly exposed on Xbox Games Store and is distributed to a select audience.

2.9                               “Branding Specifications” means the specifications as provided by Microsoft for using Licensed Trademarks, as set forth in the Publisher Guide.

2.10                        “BTS” means a Microsoft-designed break-the-seal sticker that will be issued to the Authorized Replicator for placement on the Packaging Materials (defined below) as specified in the Publisher Guide.

2.11                        “Business Day” means any day other than Saturday, Sunday, or national holidays in the U.S.A.

2.12                        “Certification” means the approval process in which Microsoft approves or disapproves of a Software Title for manufacture and distribution, as further described in this Agreement.

2.13                        “Certification Requirements” means the requirements necessary to ensure proper functioning of the Software Title on Xbox One and Xbox Live, as further described in this Agreement.  Certification Requirements include Xbox Requirements, technical certification requirements and functional test cases.  The Certification Requirements will be set forth in the Publisher Guide and enforced during Certification.

2.14                        “Claim” means an unaffiliated third party’s demand, suit, or other action to the extent:  (1) as alleged, it reflects Respondent’s breach of this Agreement; (2) as alleged, it arises from or relates to Respondent’s gross negligence or willful misconduct; (3) solely for Microsoft as Respondent, it alleges that Publisher’s use in any Sales Territory of a Licensed Trademark, as permitted under this Agreement, infringes claimant’s trademark rights; or (4) solely for Publisher as Respondent, it relates to any Software Title, FPU, DFU, or User Generated Content (excluding unmodified software delivered to Publisher by Microsoft under an XDK License), including any allegation relating to quality, performance, safety, privacy, security, or arising out of Publisher’s use of Licensed Trademarks in breach of this Agreement.

2.15                        “Commercial Release” or “Commercially Released” means the first FPU availability at retail or the first availability of a Software Title to End Users not designated as a Demo Version or trial service.

2.16                        “Companion Application” means a software application that:  (1) runs on a non-console device; (2) includes content that is a subset of or complementary to the primary experience of a Software Title; and (3) is designed to be used with or attract consumers to the Software Title.

2.17                        [***].

2.18                        “Concept” means a detailed description of Publisher’s proposed Software Title, including such information as may be requested by Microsoft.

2.19                        “CSV” means currency stored value that consumers may use to redeem for goods or services from Microsoft that are distributed online.  The rates, values, and policies applicable to use of CSV are available in the Publisher Guide.

2.20                        “CSV Remittance Rate” means the rate that Microsoft will use to calculate the Royalty Fee due Publisher for Digital Content purchased with CSV.  Microsoft reserves the right to change the CSV Remittance Rate at least [***] every [***] with [***] notice, and will publish any such change in the Publisher Guide.  Notwithstanding the foregoing, the CSV Remittance Rate is currently [***].

2.21                        “Demo” means a small portion of an applicable Software Title or timed availability of full Software Title that is provided to End Users at no or minimal cost to advertise or promote a Software Title.

2.22                        “DFU” or “Digital Finished Unit” means a digital equivalent of a FPU, comprised of an object-code copy of a Software Title that has passed Certification and has been approved by Microsoft and Publisher for release.

2.23                        “Digital Content” means any content, feature, or service published by Publisher and distributed electronically by Microsoft under this Agreement.  Digital Content includes DFUs, Online Game Features, Title Updates, Beta, Demo, Multiscreen Content, digitally-distributed games (e.g., Xbox Live Arcade games), trailers, “themes,” “gamer pictures” or any other category of digital content or online service approved by Microsoft or otherwise described in the Publisher Guide.

2.24                        “End User” means an individual or entity that uses the Xbox One console and features or applications thereto.

2.25                        “European Sales Territory” means the territory for sales distribution comprising Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Italy, Ireland, Netherlands, Norway, Poland, Portugal, Russia, Slovakia, South Africa, Spain, Sweden, Switzerland, the United Arab Emirates, the United Kingdom, and any other countries so identified by Microsoft in the Publisher Guide.

2.26                        “FPU” or “Finished Product Unit” means a copy of a Software Title, in object code form, that has passed Certification, has been affixed to a game media and is approved by Microsoft and Publisher for release and manufacturing.  Once Packaging Materials have been added, and the BTS has been assigned or affixed to the FPU or its packaging, the FPU also includes its accompanying BTS and Packaging Materials.

2.27                        “IPR” means any patents, copyrights, trademarks and service marks, trade secrets, moral rights, and any other intellectual property or proprietary rights arising at any time under the applicable law of any applicable jurisdiction.

2.28                        “Japan Sales Territory” means the country of Japan.

2.29                        “Licensed Trademarks” means the Microsoft trademarks so identified in the Publisher Guide.

2.30                        “Local Currency” means the currency associated with the Xbox Games Store to which the End User has access and in which Digital Content is available for purchase.

2.31                        “Marketing Guidelines” means the following requirements that form the basis for Microsoft’s review and approval of Publisher’s Marketing Materials and any media plan, as per the Publisher Guide:  (1) conformance to Branding Specifications; (2) inclusion of required language pertaining to IPR of Microsoft or its third party suppliers; (3) inclusion of any information relating to use or maintenance of Xbox One; (4) with respect to language relating specifically to Xbox One, compliance with the overall

Xbox One marketing message, direction, and plan; (5) adherence to requirements of any applicable ratings board per Section 4.4; and (6) inclusion of any other information required by law.

2.32                        “Marketing Materials” collectively means Packaging Materials and all press releases, marketing, advertising, or promotional materials related to the Software Title, including web advertising and Publisher’s web pages to the extent they refer to Software Title(s) that will be used and distributed by Publisher in the marketing of Software Title(s).

2.33                        “Multiscreen Content” means Avatar Items, gameplay share and record clips, and other categories of Online Game Features identified by Microsoft from time to time and notified to Publisher via Publisher Guide.

2.34                        “NDA” means the Microsoft Corporation Non-Disclosure Agreement entered into between the parties and signed by Publisher on [***].

2.35                        “North American Sales Territory” means the territory comprising Canada, Mexico, the United States and any other countries that may be so identified by Microsoft in the Publisher Guide.

2.36                        “Online Game Features” means content, features, or services (e.g., map packs, levels, and multiplayer functionality) related to consuming a specific Software Title that are made available to End Users via Xbox Live, whether included in the Software Title’s FPU or DFU or otherwise distributed via Xbox Live or Publisher Hosting Services.

2.37                        “Packaging Materials” means art and mechanical formats for a Software Title including retail packaging, End User instruction manual, warranties, End User warnings, FPU media label, and any promotional inserts and other materials to be included in retail packaging.

2.38                        “Premium Online Content” or “Premium Downloadable Content (PDLC)” means downloadable additional content offered to an Xbox Live User for a fee, such as a game add-on, available from the Xbox Games Store for use with or in a Software Title.

2.39                        “Primary Device” means the main device that the Xbox SmartGlass technology interacts with, currently the Xbox One, as may be updated from time to time in the Publisher Guide.

2.40                        “Sales Territory” means the Asian Sales Territory, Australian Sales Territory, European Sales Territory, Japan Sales Territory, North American Sales Territory, South American Sales Territory and any other such territories as may be identified in the Publisher Guide.

2.41                        “Secondary Device” means auxiliary devices equipped with the SmartGlass Application and services.  The list of supported Secondary Devices is in the Publisher Guide.

2.42                        “SmartGlass Application” means an application developed by Microsoft that can be installed by a consumer on a second screen or other secondary device in order to allow a user to discover content, play and interact with, control, and deepen experiences on a primary device.

2.43                        “SmartGlass Business Policy” means the set of policies that govern SmartGlass Applications and that are available in the Publisher Guide.

2.44                        “SmartGlass Companion Experience” means mobile applications, either static or interactive, that are available to consumers and that are linked to a Software Title on a Primary Device using SmartGlass services.  A SmartGlass Companion Experience can be run either while connected to the

Primary Device or disconnected in order to interact with, control, and deepen the Software Title’s experience.  See the SmartGlass Policy document for more details on policies around SmartGlass Companion Experiences.

2.45                        “Software Title” means each software product as described in an applicable Concept, including any Title Updates (if and to the extent approved by Microsoft) and all Digital Content for such Software Title that Publisher proposes to publish for Xbox One.

2.46                        “South American Sales Territory” means the territory comprising Argentina, Brazil, Chile, Colombia and any other countries that may be so identified by Microsoft in the Publisher Guide.

2.47                        “SRP” or “Suggested Retail Price” means the highest per unit price that Publisher or its agent recommends the FPU be made commercially available to End Users in the Japan Sales Territory.

2.48                        “Sub-Publisher” means an entity that has a valid Xbox One Publisher License Agreement with Microsoft or a Microsoft affiliate, and with which Publisher has entered into a written agreement to allow such entity to publish a Software Title in specific countries in a Sales Territory.

2.49                        “Threshold Price” means the WSP (for the North American, European, Asian, Australian and South American Sales Territories) or SRP (for the Japan Sales Territory) at which Publisher intends to sell Software Titles.  If the Software Title is bundled with any product or service that is not a Software Title, the Threshold Price will be the WSP or SRP for the entire bundle.

2.50                        “Trial” means a subset of a full Software Title that can be converted to the full experience through digital entitlements and to which an Xbox Live User is granted limited or timed access at no cost.

2.51                        “User Generated Content” means any content that originates from End Users in any format, including graphics, text, or voice content published through or as part of the Digital Content.

2.52                        “WSP” or “Wholesale Price” means the highest per-unit price that Publisher intends to charge distributors, retailers, or in bona fide third-party transactions for the right to distribute and resell FPUs in a Sales Territory, however:  (1) no transactions involving Publisher affiliates (entities controlling, controlled by, or under common control with, Publisher) will be considered in determining WSP; (2) if Publisher enters into an agreement with a third party (such as a Sub-Publisher) granting the third party exclusive rights to distribute a Software Title in a Sales Territory, the WSP is governed by the price charged by the third party to a retailer or distributor for an FPU rather than the terms of the exclusive distribution agreement between Publisher and such third party; and (3) if the WSP for an FPU varies among countries in a Sales Territory then (a) WSP in the U.S. will determine the royalty for the entire North American Sales Territory; (b) the highest WSP in any individual country of the European Sales Territory will determine the royalty for the entire European Sales Territory; (c) the highest WSP in any individual country of the Asian Sales Territory will determine the royalty for the entire Asian Sales Territory; (d) the WSP for Australia will determine the royalty for the entire Australian Sales Territory; and (e) the WSP for Brazil will determine the WSP for the South American Sales Territory.  WSP for Digital Content is the price set by Publisher for such content, as further described in Exhibit 1.

2.53                        “Xbox Games Store” means the proprietary online marketplace or store through which Digital Content is made available to Xbox Live Users.  Microsoft may elect to change the branding and/or name of Xbox Games Store from time to time.

2.54                        “Xbox Games Store Policy” or “Games Store Policy” means the document that governs the business of the Xbox Games Store.

2.55                        “Xbox Live” means the proprietary online service offered by Microsoft to Xbox Live Users.

2.56                        “Xbox Live User” means any authorized individual or entity that accesses or uses Xbox Live, whether a Subscriber, Multiplayer Subscriber, or a guest accessing Xbox Live from a Subscriber or Multiplayer Subscriber account.

2.57                        “Xbox Requirements” or “XRs” means objective requirements regarding proper operation of Software Titles in relation to Xbox One and Xbox Live, as stated in the Publisher Guide and enforced during Certification and policy requirements that are enforced over the life of the Software Title.

2.58                        Other Terms.  Other initially capitalized terms are defined by their first use.

3.                                      Xbox One Development Kit License / Loaned Equipment.

3.1                               Xbox One Development Kit License.  Xbox One development kits (each an “XDK”) are licensed to Publisher under the terms of the development kit license(s) between Publisher and Microsoft for the relevant territory (each an “XDK License”).  Microsoft retains title and ownership of the XDK, which will be licensed to Publisher during the Term.

3.2                               Loaned Equipment.  Microsoft may periodically loan Publisher certain Microsoft assets in relation to Publisher’s development, marketing and promotion of Software Titles.  Such loaned assets may include Xbox One kiosks, Xbox One hardware, and accessories (“Loaned Equipment”).  With respect to all Loaned Equipment provided to Publisher:  (1) Publisher will not provide the Loaned Equipment to any third party not approved by Microsoft in advance (“Approved Third Party”) and, if so approved, Publisher will be responsible for ensuring that the Approved Third Party complies with this Section 3.2; (2) Publisher is solely liable for theft, damage, loss, or injury to people or property occurring while such Loaned Equipment is in Publisher’s or an Approved Third Party’s possession or control; (3) the Loaned Equipment will be used only in a Microsoft-approved location; (4) Publisher’s insurance policy described in Section 18 will cover all theft, loss, damage, or injury to people or property in relation to Publisher’s or an Approved Third Party’s use or possession of Loaned Equipment; (5) Publisher (and any Approved Third Party) will use only power supplies, power cords, cables, and other parts and accessories provided by Microsoft to connect to or use Loaned Equipment; and (6) Publisher will return Loaned Equipment to Microsoft by the date requested (and in accordance with any shipping instructions provided) by Microsoft.  For clarity, Microsoft retains title and ownership of the Loaned Equipment.

4.                                      Approval process.

4.1                               Standard approval.  The standard approval process for a Software Title includes Concept submission, Optional Certification, Certification, and Marketing Materials approval.  Unless Publisher elects the EU Approval Option for a European FPU (as such terms are defined in Section 4.2) or as otherwise expressly stated in this Agreement, Publisher must comply with each phase.  Each phase is summarized below and is further described in the Publisher Guide.

4.1.1                     Concept.  Publisher will deliver to Microsoft a completed Concept submission form (using Microsoft’s then-current form) describing the proposed Software Title.  If Publisher wants to host (or have a third party host) any Online Game Features, Publisher will so indicate on the Concept submission form and must comply with all Publisher Hosting Services terms (as set forth in Exhibit 5 and the Publisher Guide).  Microsoft will review Publisher’s submission and notify Publisher whether the Concept is approved or rejected.  Adherence to the approved Concept submission form is required for Certification.

4.1.2                     Optional Certification.  If the Concept is approved, Publisher may, at Publisher’s option request advisory feedback from Microsoft (“Optional Certification”) by delivering to Microsoft a code-complete version of the Software Title that includes all current features.  Microsoft will conduct a technical screen and/or other testing and will subsequently provide Publisher with advisory feedback regarding such testing.

4.1.3                     Certification.  Publisher will deliver to Microsoft the proposed final-release version of the applicable Software Title that is complete and ready for release, manufacture, commercial distribution, and access via Xbox Live.  Such version must include the final content rating required by Section 4.4.  Microsoft will conduct compliance, compatibility, functional, and other testing to determine the Software Title’s compliance with Certification Requirements (“Certification Testing”) and will provide Publisher with the testing results, including any fixes required to achieve Certification.  Release from Certification for a Software Title requires:  (1) passing Certification Testing; (2) conforming with the approved Concept; (3) providing any other materials required by the Publisher Guide; (4) approval of Packaging Materials; and (5) ongoing compliance with all Certification Requirements and other required categories in the Publisher Guide, except as otherwise provided in this Agreement.  Microsoft will not unreasonably withhold or delay any testing and/or approvals contemplated by this Section 4.1.3.

4.1.4                     Marketing Materials.  Publisher will submit to Microsoft all Marketing Materials that incorporate Licensed Trademarks and will not use, publish, or distribute any such Marketing Materials until Microsoft has approved them, in writing.  Publisher will incorporate all changes related to the Licensed Trademarks that Microsoft may require to bring such Marketing Materials into compliance with Marketing Guidelines.  Additionally, if press releases or announcements otherwise mention Xbox One, Xbox Live, or Xbox One versions of Software Titles, Publisher will make reasonable efforts to provide Microsoft with notice of such materials and their contents before release.

4.2                               EU Approval Option.  If Publisher intends to distribute a Software Title solely in the European Union (“European FPU”), Publisher may choose, at any time during a Software Title’s development and before manufacture by an Authorized Replicator, not to submit the Software Title to Microsoft for approval of Concept or Marketing Materials, although Publisher must still submit such Software Title to Microsoft for Certification approval (“EU Approval Option”).  The EU Approval Option does not apply to Digital Content.  If Publisher chooses the EU Approval Option, it will not use Licensed Trademarks on, and the license grant in Section 13.1 will not apply to, European FPUs.  In addition, Publisher will not state (in advertising, marketing materials, packaging, websites, or otherwise) that the European FPU is approved or sanctioned by Microsoft or is an official Xbox One Software Title.  The European FPU may not be distributed outside the European Union without complying fully with this Agreement.  Except as otherwise expressly provided in this Section 4.2, all other terms of this Agreement will still apply to a Software Title.

4.3                               Additional review.  If a Software Title fails Certification, and if Publisher has made good faith efforts to address any issues raised by Microsoft, Microsoft will give Publisher the opportunity to resubmit such Software Title for Certification, without charge for the first resubmission.  Microsoft may, however, charge Publisher a reasonable fee designed to offset the costs associated with testing for any additional resubmissions.  Publisher may request Microsoft’s review and feedback on interim versions of the Software Title.  Such review is within Microsoft’s discretion and may require the payment of reasonable fees by Publisher to offset the costs associated with the review of such Software Titles.

4.4                               Content rating.  For those Sales Territories using a content rating system, Microsoft will not accept submission of a Software Title for Certification unless Publisher has obtained a rating of “Mature (17+)” (or its equivalent) or lower (i.e., more broadly appropriate) from appropriate rating bodies, including any independent content rating authority(ies) that Microsoft may reasonably designate (e.g.,

ESRB, PEGI).  Publisher will include such rating(s) prominently on FPUs and Marketing Materials, as per the applicable rating body’s guidelines, and will include such rating(s) in a header file or the manifest of the Software Title, as per the Publisher Guide.  For Sales Territories not using a content rating system, Microsoft will not approve any Software Title that, in Microsoft’s opinion, is unsuitable for Xbox One (e.g., because it contains excessive sexual content or violence, inappropriate language, or other unsuitable elements).  If, after Commercial Release, Microsoft or a ratings body determines that a Software Title is suitable for adults only or is indecent, obscene, or illegal, Publisher will recall, at Publisher’s own expense, all FPUs for that Software Title following consultation between Publisher and Microsoft.  Unless Publisher has obtained, and communicated to Microsoft, a separate rating for Digital Content as per the Publisher Guide, Publisher represents and warrants that all Digital Content not in the initial FPU for a Software Title will be consistent with the content rating (or, in those countries not using a content rating system, with the overall nature of the content) of the underlying Software Title.  Publisher will also comply with any other rating requirements in the Publisher Guide.  Microsoft may require removal of Digital Content or require Publisher to obtain a separate rating if Microsoft later deems such content inconsistent with the content rating for the underlying Software Title.

4.5                               Publisher testing.  Publisher will:  (1) perform its own testing of the Software Title; (2) keep written or electronic records of such testing during and for [***] after the Term; and (3) provide Microsoft with copies of, or reasonable access to, such records.

4.6                               Final approval.  Publisher will not distribute any Software Title, manufacture any FPU, or submit any DFU intended for distribution, until Verification Version(s) has been submitted, evaluated and approved, and Microsoft has given its final approval and release from Certification.

4.7                               Title Updates.  All Software Title digital patches and updates provided to Xbox Live Users for [***] and that must be accepted for game play (collectively, “Title Updates”) are subject to Microsoft’s approval, except if otherwise stated in this Agreement.  Microsoft may require Publisher to develop and provide a Title Update if a Software Title adversely affects Xbox Live.  Microsoft reserves the right to remove or reverse a Title Update, if such Title Update adversely impacts the Software Title (e.g., Software Title crashes for all End Users).  Microsoft will not charge Publisher for Certification or distribution of Title Updates to Xbox Live Users for any Title Update required by a Publisher Guide change or otherwise requested by Microsoft.  However, Microsoft reserves the right to charge Publisher a reasonable fee to offset costs associated with Certification and/or distribution of Title Updates and will notify the Publisher of such fee(s) at least [***] in advance of the implementation of such fee(s).

4.8                               Localization.  All Software Titles will be localized as required by local regulation (if applicable) and at least to the same extent (languages, in-game text, voice, and packaging) and provided to End Users in the same manner (e.g. incorporated in base game) as the corresponding Competitive Platform product, unless Xbox One is not available in a country in the applicable Sales Territory.

4.9                               Digital Content.  With the exception of Section 4.2, the terms of this Section 4 will apply mutatis mutandis to Digital Content, except as otherwise provided in this Agreement.

5.                                      Publisher Guide.  Microsoft has developed a guide containing program-wide requirements and information applicable to the Xbox One platform (as supplemented, revised or updated by Microsoft from time to time, the “Publisher Guide”), including Xbox Requirements, Branding Specifications, Marketing Guidelines, Xbox Games Store Policy, and any packaging requirements, and other information regarding other operational aspects of Xbox One and Xbox Live.  Each Software Title must comply with the Publisher Guide.  On publication of a supplement, revision, or updated version of the Publisher Guide, Publisher will automatically be bound by all provisions.  After a Software Title has completed Optional Certification or within [***] of submission for Certification, however, Publisher will not be obligated to comply, for such Software Title only, with any subsequent changes made by Microsoft to the Xbox Requirements or other required categories in the Publisher Guide, unless such subsequent changes are intended to address Xbox One or Xbox Live security or technical integrity issues or compliance will not add significant expense or delay to a Software Title’s development, Certification, or manufacture.  Changes made to Branding Specifications, Marketing Guidelines, FPU technical specifications, or packaging requirements will be effective as to a Software Title that has passed Certification only on a “going forward” basis (i.e., only to such Marketing Materials or FPUs manufactured more than [***] after Microsoft notifies Publisher of the change), unless Publisher can implement the change without delaying shipment of affected Software Title(s) or publishing affected Marketing Materials.

6.                                      Post-release compliance.

6.1                               Bugs or errors.  Notwithstanding Microsoft’s Certification, all Software Titles must remain in compliance with all Certification requirements in the Publisher Guide on a continuing and ongoing basis.  Nothing in this Agreement may be construed to relieve Publisher of its obligation to (and Publisher will, as soon as possible after discovery) correct material bugs and errors in software Titles whenever discovered (including after commercial Release) in a mutually-agreed manner (which may be via a Title Update).  Microsoft reserves the right to charge a reasonable amount to cover additional Certification costs if re-Certification is required.

6.2                               Digital Content.

6.2.1                     Minimum Commitment.  If Publisher makes an Online Game Feature available via Xbox Live, it will be made available via Xbox Live for the later of (1) at least as long as [***]or (2) for at least [***] following Commercial Release of the respective Software Title in each Sales Territory in which the Online Game Feature was released (“Minimum Commitment”).  Publisher will provide necessary customer support for such Online Game Feature during its availability and for [***] after discontinuation.  Subject to Publisher’s compliance with this Section 6.2.1, Publisher may terminate Microsoft’s license to such Online Game Feature on [***] prior notice (which must include a Microsoft-approved decommission plan).  Microsoft may discontinue any or all such Online Game Features via Xbox Live on [***] prior notice to Publisher.  Publisher will clearly notify Xbox Live Users of the duration of availability, and will notify Xbox Live Users reasonably in advance of discontinuation, of Online Game Features.

6.2.2                     Availability.  Microsoft may make Digital Content other than Online Games Features submitted by Publisher available to Xbox Live Users for the Term, and unless immediate removal is necessary to comply with Publisher’s contractual or other legal obligations, Publisher will provide Microsoft [***] prior notice before removing Digital Content.  Notwithstanding termination or expiration of Microsoft’s license to distribute Digital Content, Microsoft may retain a copy of Digital Content, and Publisher grants Microsoft a license to redistribute the final version of any Digital Content to Xbox Live Users who have previously purchased it, directly or indirectly, from Microsoft to their Xbox One console for no additional fee, even if the Xbox Live User is re-downloading to a different Xbox One unit or within a different Sales Territory than where originally downloaded.

6.2.3                     Archive.  Publisher will retain (in object code, source code, and symbol format) and support all versions of Digital Content made available to Xbox Live Users during, and at least [***] after, the period in which it was available.

6.2.4                     Disablement.  Microsoft may disable or remove any Digital Content from Xbox Live or on Xbox One consoles (including by disabling previously downloaded copies on End Users’ Xbox One consoles), immediately and at any time following consultation with Publisher, Sales Territory-wide or in specific countries, if Microsoft determines that:  (1) Publisher has breached this Agreement; (2) Publisher has terminated this Agreement, in its entirety or as applicable to a particular Software Title, or terminated applicable license grants; (3) such Digital Content, or its related Software Title, fails to comply with applicable documentation, the approved Concept, or other aspects of this Agreement; (4) such Digital Content, or its related Software Title, materially deviates from the version passing Certification or materially fails to perform as originally intended; (5) such Digital Content, or its related Software Title, is causing harm to (or is likely to harm) the Xbox One console, third-party networks, End Users, or otherwise (e.g., due to piracy, security breach or security defects, or technical failure); or (6) such Digital Content is damaging (or is likely to) damage Microsoft’s reputation, involve Microsoft in public controversy, or subject Microsoft to liability.

7.                                      Manufacturing.

7.1                               Replication.  Publisher will use only Authorized Replicators to produce FPUs.  Before placing an order with an Authorized Replicator, Publisher will confirm with Microsoft that such entity is an Authorized Replicator, as such list of Authorized Replicators may change from time to time.  A then-current list of Authorized Replicators will be in the Publisher Guide.  Publisher will notify Microsoft of its intended Authorized Replicator for each Software Title.  The agreement for replication services will be negotiated between Publisher and the applicable Authorized Replicator, subject to the terms of this Agreement.  Microsoft may charge Authorized Replicator for rights, services, or products associated with manufacturing FPUs.  The agreement between Microsoft and each Authorized Replicator grants Microsoft the right to instruct Authorized Replicator to cease manufacturing FPUs, or to prohibit releasing FPUs to Publisher or its agents, if Publisher is in breach of this Agreement or any credit arrangement between the parties.  Microsoft does not guarantee performance of, and will not be liable for the failure to perform any agreement by, any Authorized Replicators.  Microsoft is not obligated to ensure that FPUs are free of defects.

7.2                               Submission to Authorized Replicator.  Microsoft, and not Publisher, will provide to the applicable Authorized Replicator the final release version of the Software Title and all specifications required by Microsoft for manufacturing FPUs, including the Security Technology.  Publisher will prepare and deliver to the Authorized Replicator all other items required for manufacturing FPUs, including approved Packaging Materials associated with the FPUs.

7.3                               Verification Versions.

7.3.1                     FPU Verification Version.  Publisher shall allow Microsoft to cause Authorized Replicator to create several Verification Versions of each FPU that has been submitted, but has not passed Certification, that will be provided to both Microsoft and Publisher for evaluation.  Before Authorized Replicator fully manufactures FPUs, both parties must approve the applicable Verification Version.  Microsoft’s approval of each Verification Version is a condition precedent to Publisher’s right to manufacture, however Publisher will grant final approval and will work directly with Authorized Replicator regarding the production run, including by verifying that all FPUs are replicated in conformity with all quality standards and manufacturing specifications, policies, and procedures that Microsoft requires of Authorized Replicators and all Packaging Materials are approved by Microsoft before pack out.  Publisher will cause Authorized Replicator to include BTS on each FPU.  “Verification Version” means a unit of a Software Title that is intended to comply fully with all terms of this Agreement and that has not passed Certification, which is provided by Authorized Replicator or Publisher, as applicable, for testing purposes.

7.3.2                     Digital Content Verification Version.  Publisher will work with Microsoft to create a Verification Version, via token, for each Software Title that is to be distributed as a DFU.  Once

Microsoft approves the Verification Version, Publisher will grant final approval and the Software Title is approved for distribution.

7.4                               Samples.  For each Software Title published under this Agreement, Publisher will provide a reasonable number of samples (as per the Publisher Guide, but not to exceed [***] FPU copies, [***] DFU copies per Software Title per Sales Territory in which the Software Title will be released, and no more than [***] samples of any “Special” or “Limited” edition versions).  Microsoft may use such samples solely as product samples, for customer support, testing, and archival purposes [***].  Any use of such samples for marketing use [***] will be subject to Section 10.5.  Publisher will not be required to pay Royalty Fees for such FPU samples if the samples are shipped directly from an Authorized Replicator to Microsoft.  Publisher will not be entitled to any Royalty Fee or other compensation with respect to Digital Content samples as authorized under this Section 7.4 above.

7.5                               Manufacturing reports.  To assist with scheduling manufacturing resources, Publisher will provide Microsoft with forecasts showing [***] manufacturing projections by Sales Territory for each Software Title.  Publisher will use commercially reasonable efforts to cause Authorized Replicator to deliver to Microsoft, within [***] after the end of each [***] during the Term, accurate [***] statements of FPUs manufactured in such [***], for each Software Title and with sufficient detail to satisfy Microsoft.  Microsoft will have reasonable audit rights to examine Authorized Replicator’s records regarding the number of FPUs manufactured.

7.6                               Alternate FPU manufacturing.  With Microsoft’s approval, Publisher may use a different process or company to combine FPUs with Packaging Materials, but only if such packaging process incorporates BTS and otherwise complies with the Publisher Guide.  This Section 7.6 will apply to Software Titles that (1) will be bundled with an accessory in accordance with Section 10.4, or (2) are released in a Sales Territory under a regional incentive program, or (3) that are manufactured for and intended to be sold in the Australian, Asian or Japan Sales Territories.  Publisher will notify Microsoft of its use of such process or company so that the parties may coordinate their activities and approvals.  If Microsoft is unable to accommodate such process or company, Publisher will modify its operations to comply with Microsoft’s requirements.

7.7                               Security.  Microsoft may add to the final release version of Software Titles delivered by Publisher to Microsoft, and to all FPUs, such digital signatures, other security technology, and copyright management information (collectively, “Security Technology”) as Microsoft elects, or Microsoft may elect to modify signatures included in any Security Technology included in the Software Title or Digital Content by Publisher.  Additionally, Microsoft may add Security Technology that prohibits playing Software Titles on Xbox One units sold in a Sales Territory different from the Sales Territory in which FPUs or Digital Content are intended to be distributed, or FPUs or Digital Content modified in any way not authorized by Microsoft.  Any changes in Security Technology will not be applicable to Software Titles already in Certification testing or FPUs already in manufacturing by an Authorized Replicator, unless such change will not materially delay the delivery date of such FPUs by Authorized Replicator to Publisher, or unless otherwise agreed by Publisher.  Subject to this Section 7.7, Microsoft may update Security Technology requirements from time to time via the Publisher Guide.

7.8                               Demos.  If Publisher wants to distribute a Demo it must obtain Microsoft’s approval as per the Publisher Guide.  Subject to the Publisher Guide, Demo(s) may be distributed digitally or placed on a single disc, either as a stand-alone or with other Demos, and the suggested price of such units must be [***] or at a suggested retail price that does not exceed [***] or its equivalent in local currency.  All rights, obligations, and approvals in this Agreement that apply to Software Titles will separately apply to any Demo.  [***]

7.9                               Trials.  If Publisher wants to distribute a Trial, it must obtain Microsoft’s approval as per the Publisher Guide.  Subject to the Publisher Guide, Trial(s) may be distributed only digitally and the suggested price of such units must be [***].  All rights, obligations, and approvals in this Agreement that apply to Software Titles will separately apply to any Trial.  No royalties will be payable to Microsoft for any Trial.

Minimum order quantities.  [***], Publisher’s first FPU order for a Software Title must at least meet the full minimum order quantities (“MOQs”) as described below and in the Publisher Guide.  Microsoft may update and revise the MOQs in the [***], which will be effective starting the following [***].  Current MOQs are set forth in Table 1 below.  Publisher must meet MOQs independently for each Sales Territory.  For example, if an FPU is released in both the North American Sales Territory and the European Sales Territory, Publisher must place orders to manufacture:  (1) at least [***] FPUs for sale in the North American Sales Territory, and (2) [***] FPUs for sale in the European Sales Territory.  Furthermore, within the MOQ for a Sales Territory, separate language SKUs may be aggregated to meet the Sales Territory MOQ.  For example, Publisher will meet the European Sales Territory MOQ if they manufacture at least [***] English-language FPUs and [***] Spanish-language FPUs for a total of at least [***] FPUs.

Table 1 — Minimum Order Quantities

Sales Territory	Per FPU
North American Sales Territory	[***]
European Sales Territory	[***]
Japan Sales Territory	[***]
Asian Sales Territory	[***]
Australian Sales Territory	[***]
South American Sales Territory	[***]

7.10                        New Authorized Replicator.  If Publisher requests that Microsoft certify and approve a third party replicator that is not then an Authorized Replicator, Microsoft will consider such request in good faith.  Publisher acknowledges and agrees that Microsoft may condition certification and approval of such third party on the execution of an agreement in a form satisfactory to Microsoft pursuant to which such third party agrees to strict quality standards, non-disclosure requirements, license fees for use of Microsoft IPR, and procedures to protect Microsoft’s IPR.  Notwithstanding anything contained herein, Publisher acknowledges that Microsoft is not required to certify, maintain the certification or approve any particular third party as an Authorized Replicator.

8.                                      Payments.  The parties will make payments to each other under the terms of Exhibit 1.

9.                                      Software Title parity.  Each FPU and DFU is subject to the following requirements:

9.1                               FPU and DFU simship.  For each FPU of a Base Game released in a given Sales Territory where Xbox One has been Commercially Released, a DFU of the same Base Game must be made available for distribution in that same Sales Territory, on a country by country basis, via Xbox Games Store simultaneously with the release date of the FPU.  For each DFU of a Base Game released in a given Sales Territory where Xbox One has been Commercially Released, a FPU of the same Base Game must be made available for retail distribution in that same Sales Territory, on a country by country basis, simultaneously with the Xbox Games Store availability date of the DFU.  For purposes of this Subsection 9.1 only, “simultaneously” means within [***].

9.2                               Features and content parity.

9.2.1                     Each Base Game, Online Game Feature, and Xbox Live Arcade game will have at least the same features and content as any corresponding version of a Competitive Platform product, including all localization, Publisher subscriptions, and pack-in content from Publisher, subject to platform limitations.  The parties will work together in good faith to address any platform limitations that may impact feature and content parity for the Xbox One version.

9.2.2                     Each Premium Downloadable Content, Demo, and additional downloadable content will have at least the same features and content as any corresponding version of a Competitive Platform product, subject to platform limitation.  In the event that Publisher is unable to comply with this Section 9.2.2, the parties will work together in good faith to determine a mutually acceptable alternative.

9.3                               Simship with Competitive Platforms.

9.3.1                     Publisher will Commercially Release the FPU and DFU of the Base Game(s), including Publisher subscriptions and Online Game Features that are included as part of each such Base Game [***].

9.3.2                     Publisher will Commercially Release an Xbox Live Arcade game [***].

9.3.3                     Publisher will Commercially Release each Premium Downloadable Content, Demo and additional downloadable content [***].  In the event that Publisher is unable to comply with this Section 9.3.3, the parties will work together in good faith to determine a mutually acceptable alternative.

9.4                               Gameplay record, share and streaming features.  At Publisher’s discretion on Software Title by Software Title basis and subject to any rights clearance issues or other license restrictions, Publisher will support gameplay record, share, and streaming features (see Sections 11.4 and 11.5) in each Software Title.  Publisher retains the right to disable gameplay record, share and streaming features at any time post-Commercial Release of such Software Title.  However, Publisher agrees, that subject to Microsoft policy, Microsoft technical, and Microsoft rights limitations, the Xbox One version of each Software Title will be treated equally with regards to gameplay record, share, and streaming feature(s) as the Competitive Platform version of the same such Software Title.

10.                               Marketing, sales, support, and promotion.

10.1                        Publisher responsible.  As between Microsoft and Publisher, Publisher will solely market and sell the Software Titles.  Publisher will provide all technical and other support related to FPUs (including for Xbox Live Users of Digital Content).  Publisher will provide appropriate contact information (including Publisher’s street address, telephone number, and the applicable individual/group responsible for customer support) to all End Users and to Microsoft for posting on www.xbox.com.

10.2                        Warranty.  Publisher will provide the original End User of any FPU a minimum warranty (in writing and in practice) that complies with local laws (as reasonably determined by Publisher) in each country of each Sales Territory in which the FPU is sold.  Publisher will offer End Users additional warranty coverage in the applicable country of each Sales Territory as required by local law.

10.3                        Recall of FPUs.  Notwithstanding anything in this Agreement to the contrary, if there is a material defect in any FPUs that in Publisher’s or Microsoft’s reasonable judgment would:  (1) significantly impair any End User’s ability to play such FPU; or (2) adversely affect Xbox One or Xbox Live gameplay, Microsoft may require Publisher, following consultation between Publisher and Microsoft, to recall FPUs, at Publisher’s own expense, and promptly repair or replace such FPUs if the defect has not been otherwise remedied via a Title Update.

10.4                        No unapproved or unauthorized bundling.  Except as expressly stated in this Section 10.4, Publisher will not market or distribute FPUs bundled with any other product or service, or knowingly permit or assist any third party in such bundling, without Microsoft’s prior written consent.  Publisher may, however, market or distribute FPUs bundled with:  (1) Software Title(s) previously certified and released by Microsoft for manufacturing; or (2) accessory products (e.g., game pads) previously licensed as an “Xbox One Licensed Accessory” by Microsoft, without obtaining Microsoft’s advance, written permission.  Publisher will contact Microsoft in advance to confirm that the Software Title or accessory to be bundled has previously been approved by Microsoft pursuant to a valid license.  Refer to the Publisher Guide for additional information and bundle request form(s).

10.5                        Software Title license.  Subject to Publisher’s prior written (which may be via email) consent in each case, Publisher grants Microsoft a fully-paid, royalty-free, non-exclusive license to:  (1) publicly perform and publicly display Software Titles at conventions, events, trade shows, press briefings, public interactive displays, and the like; (2) use the title of, and screen shots from, the Software Title in advertising and promotional material related to Xbox One and other Microsoft products and services, as Microsoft may reasonably deem appropriate; and (3) distribute Demo with the Official Xbox Magazine, or as a standalone product with other demo software.  The licenses granted in this Section 10.5 are sublicensable to Microsoft’s affiliates and third-party contractors and, solely with regard to the foregoing clause (4), are perpetual.  The parties may, from time to time, discuss additional, possible marketing and promotion.  For purposes of the foregoing, it will not be unreasonable for Publisher to withhold approval if its screen shots, advertising materials, etc. would be depicted with Microsoft titles that compete with Publisher’s Software Titles, or Microsoft’s proposed use is inconsistent with Publisher’s marketing plan for such Software Title (e.g., use by Microsoft ahead of Publisher’s official announcement of a Software Title).  The parties will develop a process to pre-approve uses of Software Titles and screen shots in accordance with this Section 10.5.  Nothing in this Agreement, however, will preclude Microsoft from using screen shots, Marketing Materials, etc. as permitted by law without a license (e.g., “fair use” under applicable copyright law or “referential” use under trademark law).  Microsoft may use the code from Software Titles for internal compatibility and testing uses to ensure that the Software Titles operate correctly on Xbox One and Xbox Live.

10.6                        Token Promotions.  If Publisher wants to distribute Microsoft-generated codes, redeemable by Xbox Live Users for Digital Content downloads from Xbox Live (“Tokens”) as part of promotional activities related to a Software Title using Xbox Games Store (each, a “Token Promotion”), Publisher will comply with the Publisher Guide.  Upon approval by Microsoft, Publisher will pre-pay all applicable fees as set in the Publisher Guide.  As soon as commercially feasible after payment by Publisher for a Token order, Microsoft will create Tokens and deliver them to Publisher.

10.7                        Joint Promotions.  Microsoft and Publisher may periodically develop, execute, and administer promotions involving Software Title(s) (each, a “Promotion”).  The parties will execute a schedule for each Promotion (each, a “Promotion Schedule”), as per the Publisher Guide.  The following additional terms apply to each Promotion for which a Promotion Schedule has been executed by both parties:  (1) each party may use the specific properties identified in the Promotion Schedule, solely in relation to the Promotion, and during the period and for the territory, identified in the Promotion Schedule; (2) all promotional materials prepared by or on behalf of a party for the Promotion will be subject to the other’s approval (and the approving party will approve or disapprove such materials within [***], unless otherwise dictated by the specific promotional program, and failure to respond within the approval period will be deemed an approval); and (3) the parties will comply with all other obligations in the Promotion Schedule.

11.                               Grant of distribution and other licenses; limitations.

11.1                        Distribution license.  On Certification of a Software Title, approval of Marketing Materials, and receipt of the FPU Verification Version by Microsoft, and subject to all terms of this Agreement, Microsoft grants Publisher a non-exclusive, non-transferable, personal license to distribute FPUs containing redistributable, sample code, and Security Technology in approved Sales Territories, solely in FPU form, to third parties for distribution to users or directly to users.  Except for transfers of FPUs through normal distribution channels (e.g., retailers, wholesalers), Publisher may not sublicense, transfer, or assign its rights under this license to any third parties (including any right to distribute Software Titles or FPUs to another entity that will brand, co-brand, or otherwise assume control over such products as a “publisher” as that concept is understood in the console game industry) without Microsoft’s express, prior, written consent.  Publisher’s license does not include any right, power, or authority to subject Microsoft’s software (or derivative works of, or IPR associated with, such software) in whole or in part to any terms of an Excluded License.  “Excluded License” means any license that requires, as a condition of use, modification, or distribution of software subject to the Excluded License, that such software or other software combined or distributed with such software be:  (1) disclosed or distributed in source code form; (2) licensed for the purpose of making derivative works; or (3) redistributable at no charge.

11.2                        Distribution limitations.  Except as provided for in this Agreement, Publisher will distribute FPUs only in the Sales Territories for which the Software Titles have been approved by Microsoft.  Publisher will not, directly or indirectly:  (1) export any FPUs from one Sales Territory to another, or outside of Sales Territories; (2) assist or knowingly permit any third party in doing so, except for de minimis quantities of which Publisher provides Microsoft advanced written notice; or (3) distribute FPUs to any person or entity that Publisher has reason to believe may re-distribute or sell such FPUs outside a Sales Territory.  Publisher may, however, request to distribute FPUs in countries outside the Sales Territories, and Microsoft will not unreasonably withhold consent.

11.3                        Digital Content rights.  In consideration of royalties payable under Exhibit 1, Publisher grants Microsoft a worldwide, transferable, sublicensable license to:  (1) broadcast, transmit, distribute, host, publicly perform (subject to Section 11.13 below) and publicly display, reproduce, stream, and store (a) Digital Content, excluding Multiscreen Content, and (b) Software Titles and Software Title gameplay, for access, use and viewing by End Users and other third parties; (2) broadcast, transmit, distribute, host, publicly perform (subject to Section 11.13 below) and publicly display, reproduce, and stream Multiscreen Content for use on any platform or service on which Xbox Live is offered; and (3) distribute to Xbox Live Users, and permit Xbox Live Users to download and store, Digital Content and recordings of Software Title gameplay.  The licenses in this Section 11.3 are exclusive (i.e., except as expressly permitted under this Agreement, Publisher will not directly or indirectly permit or enable access to Digital Content by any means, methods, platforms, or services other than through Xbox Live).  Notwithstanding the foregoing, this Section 11.3 does not prevent Publisher from making other platform versions of its Software Titles or Digital Content available via other platform-specific online services.

11.4                        Gameplay record and share features.  The Xbox One gameplay record and share features are Xbox One system features that allow End Users to record their gameplay experiences and publish the recorded gameplay clips to share with third parties via Microsoft and third-party video sharing sites and services.  Subject to Section 9.4, unless the gameplay and record features are disabled Publisher grants Microsoft a fully-paid, royalty-free, non-exclusive, perpetual license to, solely as part of the gameplay record and share features:  (1) record portions of Software Title gameplay; (2) copy, archive, host, and have hosted such recordings; (3) create derivative works, using only Microsoft-provided editing tools, of such recordings (including by application of various compression and streaming technologies); (4) publicly perform (subject to Section 11.13 below), and publicly display such recordings; and (5) grant to third parties the right to view such recordings.  The licenses granted in this Section 11.4 are sublicensable to Microsoft’s affiliates, third-party contractors, and End Users.  [***].  Microsoft may promote, curate, and surface gameplay clips and derivative works created by End Users, Microsoft or Publisher via Microsoft-owned channels (e.g. Xbox, Xbox Live, Xbox Live dashboard, Xbox.com).  However, Microsoft shall not use any gameplay clips or derivative works related to any Publisher Software Title to promote any Microsoft or third party products or services in marketing initiatives or in any Microsoft-scripted presentation at conventions, events, trade shows, press briefings, public interactive displays and the like, without Publisher’s prior written consent.

11.5                        Gameplay streaming features.  The Xbox One streaming features are Xbox One system features that allow End Users to share and access their gameplay experiences with Microsoft and third-party applications and services.  The licenses granted in this Section 11.5 are sublicensable to Microsoft’s affiliates, third-party contractors, and End Users.  [***].

11.5.1              Gameplay streaming feature.  Subject to Section 9.4, unless the streaming feature is disabled, Publisher grants Microsoft a fully-paid, royalty-free, non-exclusive, perpetual license to, solely as part of the gameplay streaming feature:  broadcast, transmit, distribute, host, publicly perform (subject to Section 11.13 below) and publicly display, reproduce, and stream gameplay of a Software Title with Microsoft and third-party applications and services.

11.5.2              Gameplay streaming and remote access feature.  Subject to Section 9.4, unless the streaming and remote access feature is disabled, Publisher grants Microsoft a fully-paid, royalty-free, non-exclusive, perpetual license to, solely as part of the gameplay streaming and remote access feature:  (a) broadcast, transmit, distribute, host, publicly perform (subject to Section 11.13 below) and publicly display, reproduce, and streaming gameplay of a Software Title and (b) provide use, access and control of the gameplay on a Software Title on any platform or service on which Xbox Live is offered.  Any Xbox Live cloud-based streaming game subscription and/or rental service is exempted from the obligations of this Subsection 11.5.2.

11.6                        No Reverse Engineering.  Publisher will not, directly or indirectly (including by aiding a third party to), Reverse Engineer all or any component of Xbox One, including hardware, software, or firmware, except and only to the extent that such activity is expressly permitted by applicable law notwithstanding this limitation.  “Reverse Engineer” means:  (1) x-ray electronic scanning or physical or chemical stripping of semiconductor components, including the motherboard for Xbox One; or (2) disassembling, decompiling, sniffing, using logic analyzers or electrical probes, or replacing physical components of Xbox One to derive source code.  This Section 11.5 does not amend or supersede Section 3.4 of the XDK License between the parties and their respective affiliates.

11.7                        Reservation.  All rights not expressly granted in this Agreement are reserved.  Without limiting the above, and except to the extent otherwise expressly provided in this Agreement, nothing in this Agreement may be construed as a license to either party’s IPR, expressly or by implication, estoppel, exhaustion, or otherwise.

11.8                        Ownership.  Except for IPR supplied by Microsoft to Publisher (including Licensed Trademarks, licenses in software and hardware granted by an XDK License, or any of Microsoft’s IPR that Publisher may have included in any Software Titles), ownership of which Microsoft retains, Publisher will, as between the parties, own all rights in the Software Titles.

11.9                        Sub-Publishing.  Publisher may enter into independent agreements with other publishers to distribute Software Titles in approved Sales Territories if:  (1) Publisher completes and provides to Microsoft, at least [***] before authorizing a Sub-Publisher to manufacture any Software Title(s) in each Sales Territory for each Sub-Publisher, the Sub-Publishing Notification Form (as found in the Publisher

Guide) which will summarize the scope and nature of the Sub-Publishing relationship between Publisher and Sub-Publisher, identify which entity will be responsible for Certification of Software Title(s), list the Software Title(s) for which Sub-Publisher has acquired publishing rights, identify the geographic territory(ies) for which such rights were granted, and identify the term of Publisher’s agreement with Sub-Publisher; and (2) Publisher and Sub-Publisher are and remain at all times in good standing under their respective Xbox One Publisher License Agreements.  Each of Publisher and Sub-Publisher will make applicable royalty payments for FPUs for which it places manufacturing orders.

11.10                 Authorized affiliates.  If the parties and Publisher’s affiliate execute the “Authorized Affiliate” form attached as Exhibit 4, such affiliate may exercise the rights granted to Publisher under this Agreement.  The foregoing will not apply to any Publisher affiliate that pays or intends to pay royalties from a European billing address; any such European affiliate must execute a Publisher Enrollment Form with MIOL, in the form attached as Exhibit 3.

11.11                 SmartGlass.  Publisher may create, host, stream, and distribute SmartGlass Companion Experiences subject to the Xbox SmartGlass Business Policy and this Agreement.  SmartGlass Companion Experiences may be [***] transactions, at Publisher’s discretion.  [***] transactions for SmartGlass Companion Experiences for features or content which impact the Software Title on the Primary Device will be conducted solely via Xbox Games Store, unless otherwise permitted via the Xbox SmartGlass Business Policy, and will be deemed Premium Online Content subject to the Royalty Fee and payment terms set forth in Section 4 of Exhibit 1.

11.12                 License to End Users.  Publisher may create a license agreement to govern Publisher’s relationship with End Users with regard to Software Titles distributed physically via FPU or digitally via DFU (each, a “EULA”).  If Publisher elects to bind End Users to a EULA, Publisher’s EULA must:  (1) to the maximum extent allowed by applicable law, disclaim any warranties, limit liability, and exclude damages on behalf of Microsoft and its affiliates, either by category (e.g., by a reference to “Publisher’s licensors”) or by name; (2) disclaim any obligation on the part of Microsoft or its affiliates to provide support or services other than those covered by the Xbox Live terms of use; (3) not prevent or limit access to the Software Title (i.e., EULA may not be required to launch a Software Title, but a EULA may be required to access Online Game Features); and (4) not purport to govern or change, in any way, the End User’s relationship with Microsoft under Microsoft’s applicable agreements with such End User, including the Xbox Live terms of use.  Not more than [***], Microsoft may recommend changes to the Publisher EULA, which Publisher shall consider in good faith.

11.13                 Notwithstanding anything to the contrary contained in this Agreement, Microsoft acknowledges that, with respect to musical compositions embodied in any Software Titles, Digital Content, and gameplay clips derived from the gameplay record and share feature, as between Publisher and Microsoft, [***].

12.                               Usage data.  The operation of Xbox Live requires Microsoft to collect and store Xbox Live User usage data, including statistics, scores, ratings, and rankings (collectively, “Xbox Live User Data”), as well as personally-identifiable Xbox Live User data (e.g., name, email address) (“Personal Data”).  Microsoft may, in its discretion, use such Xbox Live User Data for any purpose, including posting the Xbox Live User Data on Xbox.com or other Microsoft websites.  Microsoft will use commercially reasonable efforts to periodically make certain Xbox Live User Data and Personal Data available to Publisher for Publisher’s use solely in connection with the Xbox Live service (including, without limitation, the Publisher Companion Experience, Publisher Hosted Services and Third Party Services) in accordance with the then-current Xbox Live Privacy Statement and such other reasonable restrictions as Microsoft may require.  Without limiting the foregoing, Publisher may not disclose to or share with any third party any Personal Data that has been made available to Publisher by Microsoft, and in any permitted email communications with Xbox Live Users made using the Personal Data that has been made available to Publisher by Microsoft, Publisher must include instructions for opting out of receiving any further communications from Publisher.  Notwithstanding anything to the contrary, in the event of any discrepancy between the terms of this Section 12 and the terms of Sections 9.2.2 and 9.2.3 of Exhibit 5, the terms of Sections 9.2.2 and 9.2.3 of Exhibit 5 shall govern.

13.                               Trademark rights and restrictions.

13.1                        Licensed Trademarks.  Publisher will incorporate Licensed Trademarks, and include credit and acknowledge Microsoft as required by the Branding Specifications, in each FPU, DFU, Demo Version, Trials, and all Marketing Materials.  Subject to all terms of this Agreement, Microsoft grants to Publisher a non-exclusive, non-transferable license to use Licensed Trademarks on FPUs, DFUs, Demo Versions, Trials, and Marketing Materials, solely in connection with marketing, sale, and distribution in approved Sales Territories.  Except as expressly permitted in this Agreement, Publisher is granted no right, and will not purport to permit any third party, to use Licensed Trademarks in any manner without Microsoft’s prior written consent.  Publisher has no right to use Licensed Trademarks in connection with merchandising or selling related or promotional products, other than approved Demos.  Publisher will not during the Term contest the validity of, by act or omission jeopardize, or take any action inconsistent with, Microsofts rights or goodwill in Licensed Trademarks in any country, including attempted registration of any Licensed Trademark, or use or attempted registration of any mark confusingly similar to any Licensed Trademark.

13.2                        Branding Specifications.  Publisher’s use of Licensed Trademarks must comply with the Publisher Guide, including the Branding Specifications.  Publisher will not use Licensed Trademarks with third-party trademarks in a manner that might suggest co-branding or otherwise create confusion as to source or sponsorship of the Software Title, Marketing Materials, FPUs, or DFUs, or ownership of Licensed Trademarks, unless Microsoft has approved such use, expressly and in writing.  If Publisher learns of any non-conformance with this Section 13.2, it will promptly remedy such non-conformance and notify Microsoft of the non-conformance and remedial steps taken.

13.3                        Ownership; goodwill.  Publisher acknowledges Microsoft’s ownership of, and all goodwill associated with, the Licensed Trademarks.  Use of the Licensed Trademarks will not create any right, title, or interest in this Agreement in Publisher’s favor.  Publisher’s use of the Licensed Trademarks will inure solely to the benefit of Microsoft.

14.                               Confidentiality; publicity.  The NDA will apply to all Confidential Information (defined in the NDA) provided by the parties under this Agreement or the XDK License (regardless of any earlier termination or expiration of the NDA).  Any general terms in the NDA (e.g., applicable law and venue), however, will not apply to the extent they conflict with this Agreement.  Except if otherwise stated in this Agreement, neither party will communicate with the press or public about their relationship under, or use the other’s name connected to, this Agreement, without the other’s express, prior, written consent, not to be unreasonably withheld.  Notwithstanding the foregoing, if either party is advised by legal counsel that any portion of this Agreement must be disclosed as part of that party’s public filings, it will notify the other in writing and the parties will jointly seek confidential treatment of such information to the maximum extent reasonably possible, in documents approved by both parties and filed with the applicable governmental or regulatory authorities, and Microsoft will prepare a redacted version of this Agreement for filing.

15.                               Protection of proprietary rights.

15.1                        Microsoft’s IPR.  Publisher will promptly notify Microsoft if it learns of any infringement or misappropriation of Microsoft’s IPR related to this Agreement.  Microsoft may take such actions as it deems advisable to protect its IPR, and Publisher will, on request, cooperate with Microsoft in all reasonable respects, at Microsoft’s expense.  Microsoft will not, however, be required to take any action and may retain all proceeds derived from any such actions.

15.2                        Publisher’s IPR.  Publisher, without Microsoft’s express written permission, may bring any action related to actual or potential infringement of Software Titles, FPUs, DFUs, Marketing Materials, Digital Content, information, data, logos, software, or any other materials provided or otherwise made available by Publisher under or in relation to this Agreement (excluding only Licensed Trademarks, Security Technology, and redistributable components in the form delivered to Publisher by Microsoft under an XDK License) (collectively, “Publisher Content”), to the extent such infringement involves Publisher’s IPR (but not Microsoft’s IPR).  Publisher will make reasonable efforts to inform Microsoft regarding such actions in a timely manner and may retain all proceeds derived from any such actions.

15.3                        Joint actions.  The parties may jointly pursue cases of infringement involving Software Titles (as such products will contain IPR owned by each of them).  Unless otherwise agreed, or unless recovery is expressly allocated between them by the court, if the parties jointly prosecute an infringement lawsuit under this Section 15.3, any recovery will be used first to reimburse the parties’ respective reasonable attorneys’ fees and expenses, pro rata, and any remaining recovery will also be given to the parties pro rata based on the fees and expenses incurred in bringing such action.

16.                               Representations, warranties, and disclaimers.

16.1                        Publisher.  Publisher continuously represents and warrants that:

16.1.1              It has full power to enter into this Agreement;

16.1.2              It has not previously granted, and will not grant, any rights to any third party that are inconsistent with the rights granted to Microsoft in this Agreement;

16.1.3              The Publisher Content does not, and Microsoft’s and End Users’ access to and use of Publisher Content through and in relation to Xbox One will not, infringe or misappropriate any third-party IPR;

16.1.4              It will comply with all laws, regulations, administrative and court orders, and requirements in the Sales Territories relating to (and will keep in force all necessary permits, licenses, registrations, approvals, and exemptions throughout the Term, as long as it is) distributing, selling, or marketing Publisher Content;

16.1.5              The Publisher Content does not and will not contain any messages, data, images, or programs that are illegal (e.g., defamatory, obscene, pornographic, or violate privacy laws) or violate content rating requirements in a country in the Sales Territory(ies) where the Software Title is marketed or distributed;

16.1.6              Digital Content will not harvest or otherwise collect personal information about End Users, including e mail addresses, without End Users’ express consent; furthermore, Digital Content will not link to any unsolicited communication (e.g., an offer for a third-party event or product) that is sent to any third party; and

16.1.7              Publisher has obtained and will maintain all third-party rights, consents, and licenses necessary for the permitted exploitation of Publisher Content and associated features, including online features, game play recording and sharing, streaming, remote accessing and Digital Content under this Agreement, other than as set forth in Section 11.13 above.

16.2                        Microsoft.  Microsoft continuously represents and warrants that:

16.2.1              it has full power to enter into this Agreement;

16.2.2              it has not previously granted, and will not grant, any rights to any third party that are inconsistent with the rights granted to Publisher under this Agreement;

16.2.3              it will comply with all laws, regulations, administrative and court orders, and requirements in the Sales Territories relating to (and will keep in force all necessary permits, licenses, registrations, approvals, and exemptions throughout the Term, as long as it is) distributing, selling, or marketing Publisher Content via the Xbox Games Store; and

16.2.4              The Xbox One, Xbox Live and/or Xbox Game Store, will not harvest or otherwise collect personal information about End Users, including e-mail addresses, without End Users’ express consent.

16.3                        Disclaimer.  Expressly subject to Section 16.2, Microsoft provides all materials (including the Security Technology) and services under this Agreement “as is,” without warranty of any kind, and, to the maximum extent permitted by applicable law, disclaims all other warranties (express, implied, statutory, or otherwise) under the applicable laws of any jurisdiction, regarding the materials and services it provides under this Agreement, including any warranties of merchantability or fitness for a particular purpose, of freedom from computer viruses, and of non-infringement.

16.4                        Excluded damages.  To the maximum extent permitted by applicable law, in no event will Microsoft or its affiliates, licensors, or suppliers be liable for any special, incidental, punitive, or consequential damages of any kind or nature whatsoever, arising out of or related to this Agreement or the transactions contemplated under it, including lost profits or lost goodwill and whether based on breach of any express or implied warranty, breach of contract, tort (including negligence), or strict liability, regardless of whether Microsoft has been advised of the possibility of such damage or if such damage could have been reasonably foreseen.

16.5                        Limitation of liability.  Except for amounts owed under this Agreement, the maximum liability of Microsoft to Publisher or any third party relating to this Agreement will be [***].  Furthermore, under no circumstances will Microsoft be liable to Publisher for any damages whatsoever with respect to any claims relating to the Security Technology or its effect on any Software Title or for any statements or claims made by Publisher, whether in Publisher’s Marketing Materials or otherwise, regarding the availability or operation of any Digital Content.

17.                               Defense of claims.

17.1                        Obligation.  If a Claim is brought against a party, or its subsidiaries, affiliates, agents, licensees, or successors, or any agents, directors, officers, or employees of any of them (all, collectively, “Defendant”), the other party (“Respondent”) will defend the Claim (including by paying litigation costs and reasonable attorneys’ fees) and pay any settlement that Respondent consents to or any adverse final judgment.

17.2                        Procedure.  Defendant:  (1) will promptly notify Respondent of any Claim and permit Respondent, using agreed counsel, to answer and defend; (2) at Respondent’s reasonable request and expense, will assist in the defense and provide non-confidential information; and (3) at its expense, may participate in the defense with separate counsel.  Respondent is not responsible for settlements it does not consent to and will not settle Claims under this Section 17 without Defendant’s consent (with both parties’ consent not unreasonably withheld).  Neither party will stipulate, acknowledge, or admit fault or liability on the other’s part without the other’s prior, written consent.  Respondent will not publicize any settlement without Defendant’s prior, written consent.

18.                               Insurance.

18.1                        Coverage.  Publisher will maintain sufficient and appropriate insurance coverage to enable it to meet its obligations under this Agreement and by law.  Prior to distribution of any Software Title, Publisher at its sole cost and expense shall have endorsed Microsoft as an additional insured on Publisher’s media perils errors and omissions liability policy for claims arising in connection with production, development and distribution of each Software Title in an amount no less than [***] on a per [***] basis.  Coverage provided to Microsoft under the policy shall be primary to and not contributory with any insurance maintained by Microsoft.

18.2                        Other requirements.  On request, Publisher will deliver to Microsoft proof of the coverage required by this Section 18.  If Microsoft reasonably determines that Publisher’s coverage is less than required to meet its obligations under this Agreement, Publisher will promptly acquire such coverage and notify Microsoft.

19.                               Bankruptcy.  The rights conferred by Publisher on Microsoft under this Agreement, including those described in Sections 10.5 and 11.3, constitute a license running from Publisher to Microsoft of a right to intellectual property for purposes of Section 365(n) of the United States Bankruptcy Code (11 U.S.C. 101, et seq.), and that Microsoft will have, in a bankruptcy proceeding in which Publisher is a debtor, the rights of a “licensee” as set forth in that provision.  In a bankruptcy proceeding of Publisher, and notwithstanding any other term of this Agreement, Publisher will not have the power, absent Microsoft’s consent in its sole discretion, to assume or assign to a third-party any license running from Microsoft to Publisher of any property, interest, or right created in the Agreement, all such rights being purely personal to Publisher, such that governing non-bankruptcy law will preclude Publisher’s assignment (and, if applicable, assumption) of those rights without Microsoft’s consent.

20.                               Term and termination.

20.1                        Term.  The term of this Agreement begins on the Effective Date and continues until [***] (“Term”).  If the Agreement will expire, the parties will agree on a plan to allow End Users who purchase Xbox Live-enabled Software Titles near the expiration date to access and use the Digital Content of such Software Titles on Xbox Live for a commercially reasonable time after expiration.

20.2                        Termination.  Either party may terminate this Agreement (in its entirety or solely for an applicable Software Title), effective immediately on notice if:  (1) the other party materially breaches this Agreement (other than Section 14, the NDA, or an XDK License) and fails to cure within [***] after notice (provided that Publisher’s breach of Section [***] or Section [***] shall not give rise to a right of Microsoft to terminate this Agreement, either in its entirety or solely for an applicable Software Title, subject to Publisher’s indemnification obligations); (2) the other party materially breaches Section 14, the NDA, or an XDK License; or (3) if the other party becomes Insolvent.  If Publisher is the breaching party, Microsoft may suspend availability of Digital Content during any cure period.  Any notice of breach must be prominently labeled “Notice of Breach.” Additionally, if Microsoft determines, at any time before Commercial Release that the applicable Software Title does not materially comply with the Publisher Guide (subject to Section 5) or applicable laws, Microsoft may, notwithstanding any prior approvals, terminate this Agreement, without cost or penalty, on a Software Title by Software Title, or Sales Territory by Sales Territory basis, on notice to Publisher.  “Insolvent” means admitting in writing the inability to pay debts as they mature; making a general assignment for the benefit of creditors; suffering or permitting appointment of a trustee or receiver for all or any assets, unless such appointment is vacated or dismissed within [***]; filing (or having filed) any petition as a debtor under any provision of law relating to insolvency, unless such petition and all related proceedings are dismissed within [***]; being adjudicated insolvent or bankrupt; having wound up or liquidated; or ceasing to carry on business.

20.3                        Effect and sell-off.  On termination or expiration of this Agreement, Publisher has no further right to, and will not, exercise rights licensed under this Agreement or an XDK License and will promptly cease all manufacture of FPUs through its Authorized Replicators and, other than as provided below, cease using Licensed Trademarks.  Publisher will have [***] after expiration (or termination, if not due to Publisher’s breach) (“Sell-Off Period”) to sell its inventory of FPUs existing as of the date of termination or expiration, after which Publisher will immediately return all unsold FPUs to an Authorized Replicator for destruction.  Publisher will cause the Authorized Replicator to:  (1) destroy all returned FPUs; and (2) have its authorized representative certify to Microsoft, in writing, that all such FPUs were destroyed.  All of Publisher’s obligations under this Agreement will apply during such Sell-Off Period.  If this Agreement is terminated due to Publisher’s breach, Microsoft may require Publisher to immediately destroy all undistributed FPUs not yet distributed to Publisher’s distributors, dealers and/or end users and shall require all those distributing the FPU over which it has control to cease distribution.  Publisher will, until the end of the Minimum Commitment term, continue to support existing Online Game Features for FPUs sold before the effective date of termination or expiration.

20.4                        Cross-default.  If Microsoft has the right to terminate this Agreement, then it may also terminate the XDK License.  If Microsoft has the right to terminate the XDK License, then Microsoft may also terminate this Agreement.

20.5                        Survival.  The following will survive expiration or termination of this Agreement:  Sections 2, 6.2.1-6.2.3, 8, 10.1- 10.3, 10.5(4), 11.4 (solely with respect to storing and distributing recorded gameplay clips), 11.5, 12, 14.1, 15, 16, 17, 18, 20.3, 20.5, and 21; Sections 1, 4, and 7 of Exhibit 1; and Sections 1, 7.2, 7.3, 8.2, 8.3, and 10 of Exhibit 5.

21.                               General.

21.1                        Law, venue, attorneys’ fees.  Washington State law governs this Agreement (excluding conflicts principles that would require applying different law).  If federal jurisdiction exists, the parties consent to exclusive jurisdiction and venue in the King County, Washington federal courts.  If not, the parties consent to exclusive jurisdiction and venue in the King County, Washington Superior Court.  In any action arising out of or relating to this Agreement, the prevailing party may recover its reasonable attorneys’ fees, costs, and other expenses, including those on appeal or in a bankruptcy action.

21.2                        Notice.  All notices under this Agreement will be:  (1) in writing; (2) in English; (3) deemed given [***]; (4) sent by delivery service, messenger, or registered or certified mail (postage prepaid, return receipt requested); and (5) addressed and sent, with any required copies, as provided in Table 1 below (or as the recipient has otherwise designated, in writing or by email, before notice was sent).  Ordinary business communications (excluding, for example, those related to payment or breach) may be sent by email and need not be cc’d.

Table 1— Contact Information

To Microsoft:	Microsoft Corporation One Microsoft Way Redmond, Washington 98052-6399 USA	To Publisher:	[***]
Attention:	General Manager, Xbox 3rd Party Publishing	Attention:	[***]
Phone:	(425) 882-8080	Phone:	[***]
Fax:	(425) 936-7329	Fax:	[***]
Copy To:	Microsoft Corporation One Microsoft Way Redmond, Washington 98052-6399 USA Attn: Legal & Corporate Affairs	Copy To:	[***]
Copy To Fax:	(425) 936-7329	Copy To Fax:	[***]

21.3                        No delay or waiver.  No delay or failure to exercise or enforce any right or remedy under this Agreement, and no course of dealing or performance, will waive any such right or remedy.  No express waiver of any right or remedy in one instance will waive such right or remedy in any other instance.  All rights and remedies will be cumulative, not exclusive.

21.4                        Assignment.  Publisher may not assign this Agreement, or any right or duty under it, to any third party unless Microsoft expressly consents to such assignment, in writing.  Microsoft may assign this Agreement, or any right or duty under it, as it deems appropriate, or authorize its affiliates or contractors to perform this Agreement in whole or part on Microsoft’s behalf.  A merger, consolidation, or other corporate reorganization, or a transfer or sale of a controlling interest in a party’s stock, or of all or substantially all of its assets, is deemed to be an assignment.  This Agreement will inure to the benefit of and bind the parties, their successors, administrators, heirs, and permitted assigns.

21.5                        Relationship.  Each party is an independent contractor to the other and has no authority to act on behalf of or bind the other, and this Agreement does not create any other relationship (e.g., employment, partnership, or agency).

21.6                        Interpretation.  If a court of competent jurisdiction finds any part of this Agreement illegal, unenforceable, or invalid, that part will be deemed replaced with an enforceable term most closely matching the parties’ intent, and the rest of the Agreement will remain in full force and effect.  This Agreement will be interpreted according to its plain meaning without presuming that it should favor either party.  Unless stated or context requires otherwise:  (1) all internal references are to this Agreement, its parties, and its Exhibits; (2) all monetary amounts are expressed and, if applicable, payable, in U.S. dollars; (3) “days” means calendar days; (4) “may” means that the applicable party has a right, but not a concomitant duty; (5) “partner,” if used in this Agreement or related documents, is used in its common, marketing sense and does not imply a partnership; (6) “notify” means to give notice as provided in (and “notice” means a notice that complies with) Section 21.2; (7) “current” or “currently” means “as of the Effective Date” but “then-current” means the present time when the applicable right is exercised or performance rendered or measured; (8) URLs are understood to also refer to successors, localizations, and information or resources linked from within websites at such URLs; (9) lists of examples following “including”, “e.g.”, “such as”, or “for example” are deemed to include “without limitation”; and (10) “or” means “and/or” (i.e., “a or b” is interpreted to mean “a, or b, or both a and b”); and (11) a party’s choices under this Agreement are in its sole discretion.

21.7                        Injunction.  Publisher’s threatened or actual unauthorized use of Licensed Trademarks or other Microsoft proprietary rights, and either party’s threatened or actual breach of confidentiality provisions, may result in immediate and irreparable damage for which there is no adequate remedy at law.  In such event, the non-breaching party is entitled to appropriate injunctive relief from any court of competent jurisdiction.

21.8                        Miscellaneous.  All rights and remedies under this Agreement are cumulative.  Each party will pay its own costs to perform (except if expressly stated otherwise).  This Agreement:  (1) is effective only when manually signed (i.e., with a pen) or signed via an electronic signature service by authorized representatives of both parties, which signature requirement is, without limitation, a material term; (2) is the parties’ entire agreement on this subject and merges and supersedes all related oral understandings, representations, prior discussions, letters of intent, or preliminary agreements; (3) is formed as of the Effective Date; (4) may be modified only by a writing hand-signed (i.e., with a pen) or signed via an electronic signature service by authorized representatives of each party (except as otherwise expressly provided in this Agreement); and (5) may be executed in counterparts, by fax or other electronic means to accurately send images, or by electronic signature service.  The parties have formed this Agreement as of the Effective Date.

Agreed and accepted:

Microsoft Licensing, G.P.		Take-Two Interactive Software, Inc.

Signature:	/s/ Mohammad Shafaqat	Signature:	/s/ Seth Krauss
Name:	Mohammad Shafaqat	Name:	Seth Krauss
Title:	Xbox Program Manager	Title:	EVP & General Counsel

Date:	October 31, 2013	Date:	October 31, 2013

Microsoft Corporation

Signature:	/s/ Mohammad Shafaqat
Name:	Mohammad Shafaqat
Title:	Xbox Program Manager
Date:	October 31, 2013

EXHIBIT 1 — PAYMENTS

1.              Platform royalty.  For each FPU manufactured during the Term, Publisher will pay Microsoft nonrefundable royalties as per Table 1, Table 2, and Table 3 of this Exhibit 1, and based on the Threshold Price and Sales Territory where FPUs are sold.  To determine the applicable royalty rate, first determine the royalty tier (“Royalty Tier”) based on the Threshold Price and Sales Territory from Table 1 below.  The royalty rate is set forth at the intersection of the Sales Territory and Royalty Tier in Table 2 below.  For example, if the Wholesale Price of a Software Title sold in the North American Sales Territory is [***], Table 1 provides that Tier 1 royalty rates apply, which, according to Table 2, are [***] per FPU.

[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]

[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]

1.1                               Standard Software Titles.  Publisher will submit to Microsoft, at least [***] before placing the first manufacturing order for a Software Title, a completed “Xbox One Royalty Tier Selection Form” as specified in the Publisher Guide (which may require electronic submission) for each Sales Territory.  The selection in such form will be effective only once approved by Microsoft.  If a Software Title does not have an approved Xbox One Royalty Tier Selection Form (e.g., due to Publisher not providing, or Microsoft not yet approving the form), the royalty rate for such Standard Software Title will default to [***], regardless of the actual Threshold Price (e.g., if Microsoft does not approve the form because it is filled out incorrectly, the royalty rate will default to [***]).

1.2                               Cross Sales Territory sales.  Publisher may not sell FPUs in a Sales Territory for which they were not manufactured (e.g., Publisher may not sell, in the European Sales Territory, FPUs manufactured for, and for which it paid royalties, the Asian Sales Territory).

1.3                               Unit Discounts.  Publisher is eligible for a discount on FPUs manufactured for a particular Sales Territory (a “Unit Discount”) based on the number of FPUs manufactured for sale in only that Sales Territory (i.e., there is no worldwide or cross-territorial aggregation of units for a particular Software Title across Sales Territories).  The discount will be rounded up to the nearest USD Cent, Yen, or Euro Cent.

[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]

1.4                               Royalty Tier migration.  [***] Publisher may elect to change the Royalty Tier to any other valid Royalty Tier (e.g. migrate from Tier 1 to Tier 2 or from Tier 1 to Tier 3).  A Software Title may migrate Royalty Tiers [***] after each [***] period from the date the Software Title was manufactured under its then current Royalty Tier.  Publisher must submit to Microsoft, at least [***] before placing the first manufacturing order under the desired migrated Royalty Tier a completed “Xbox One Royalty Tier Migration Form” as specified in the Publisher Guide (which may require electronic submission).  Unit Discount accumulation restarts with each Royalty Tier migration.

2.                                      Payment process.  [***] Authorized Replicators are authorized by Microsoft to begin production once Microsoft has provided them with written confirmation that Publisher has satisfied its payment obligations with respect to such manufacturing order.  Upon the Authorized Replicator’s receipt of such confirmation, the Authorized Replicator will determine the timing of production.  All payments will be made by wire transfer, in accordance with payment instructions in the Publisher Guide, in the currency stated in Table 1 below for FPUs manufactured for sale in the applicable Sales Territory.  Publisher has [***] after invoice date to notify Microsoft of any dispute.

Table 1:  Payment Currency

Sales Territory	North American	European	Australian	Japan	Asian	South American
Currency	U.S. Dollars	Euros	U.S. Dollars	Yen	U.S. Dollars	U.S. Dollars

3.                                      Billing address.  Publisher may have up to [***] “bill to” addresses for royalty payment under this Agreement.  Each such address will be for FPUs manufactured by Authorized Replicators in a given Sales Territory.  If Publisher includes a “bill-to” address in a European country, Publisher (or its Affiliate) must execute a Publisher Enrollment Form (in the form of Exhibit 3) with Microsoft’s affiliate Microsoft Ireland Operations, Ltd. within [***] before establishing a billing address in a European country.  Publisher’s billing address(es) for North American Sales Territory and/or either Japan or Asian Sales Territory set forth in Table 5 below.

Table 2:  Publisher Addresses

North American Sales Territory	[***]
Japan or Asian Sales Territory	[***]

4.                                      Digital Content and PDLC.

4.1                               [***]

4.2                               [***]

4.2.1                     [***]

4.2.2                     [***]

4.3          Payment.  Within [***] after the end of each [***], or more frequently, Microsoft shall provide Publisher with access to a statement and release payment for any Royalty Fees due to Publisher.  In the event Royalty Fees are less than [***] for a given [***], then no payment will be made until such Royalty Fees accrued exceeds [***].  The statement will contain information sufficient to discern how the Royalty Fees were computed.  Publisher has [***] after the statement date to dispute the information presented on the statement.

4.4          Xbox Live billing, collection, and Publisher Hosted Services.   Microsoft has the sole right to bill and collect all fees associated with Xbox Live, including for subscriptions or any Digital Content for which Xbox Live Users may be charged, [***].  As between Publisher and Microsoft, Microsoft will solely offer, host, fulfill and deliver Digital Content, and any other Xbox One-related content or services to Xbox Live Users, except as follows.  Publisher may host (and have hosted on its behalf) multiplayer functionality and server-hosted content and services necessary for online game modes, and other such content and services approved by Microsoft for Software Titles (“Publisher Hosted Services” or “Third Party Services”) see Exhibit 5 and Publisher Guide for additional detail.

4.5          [***]

5.             Additional payment.  Without limiting Section 16.1.7 of the main body of this Agreement, for the sale of Software Titles (including any embodied Software Title content or Digital Content), Publisher will pay all:  (1) so-called “record” royalties to artists, producers, engineers, mixers, A&R executives, and other royalty participants; (2) mechanical royalties to publishers of copyrighted musical compositions; (3) synchronization royalties to publishers of copyrighted musical compositions (except as otherwise set forth in Section 11.13 of the Agreement); (4) payments required under collective bargaining agreements applicable to Publisher or its affiliates; and (5) other royalties, fees, or amounts required to be paid to any third party under Section 16.1.7.

6.             Taxes.  Neither party is liable for any of the other party’s taxes that the other is legally obligated to pay and that are incurred or arise in connection with or related to transactions under this Agreement, and all such taxes (including net income or gross receipts taxes, franchise taxes, property taxes, or taxes arising from sales between a party and its subscribers or customers) are the financial responsibility of the party legally obligated to pay such tax.  Each party will pay to the other any sales, use, or value-added taxes owed by that party solely as a result of entering into this Agreement and required to be collected under applicable law.  A party may provide to the other a valid exemption certificate in which case that other party will not collect taxes covered by such certificate.  Each party will defend, indemnify, and hold the other harmless from any taxes (including sales or use taxes paid by one party to the other) or claims, causes of action, costs (including reasonable attorneys’ fees), and any other liabilities of any kind whatsoever related to a party’s taxes.  If any taxes must be withheld on payments made by one party to the other, the paying party will deduct such taxes from the amount otherwise owed and pay them to the appropriate taxing authority.  The paying party will secure and deliver to the other an official receipt for those withholdings and other documents reasonably requested by the other to claim a foreign tax credit or refund.  The parties will use reasonable efforts to ensure that any taxes withheld are minimized to the extent possible under applicable law.  This tax section will govern the treatment of all taxes arising as a result of, or connected with, this Agreement notwithstanding any other section of this Agreement.

7.             Audit.  Each party will keep all usual and proper records related to its performance under this Agreement (including any addenda or amendments), including audited financial statements and support for all transactions related to the ordering, production, inventory, distribution, or billing/invoicing information for [***] from the date created.  Either party (“Auditing Party”) may, on [***] notice, cause a third-party independent CPA or law firm to audit or inspect the other party’s (“Audited Party”) records no more than [***] in any [***] period to verify compliance with the financial, royalty, and payment terms of this Agreement.  Auditing Party will have access to the previous [***] of Audited Party’s records from the date that the audit request notice was received by Audited Party.  The right of inspection and consultation will expire with respect to all records related to any amounts payable under this Agreement on the [***] of the date of the statement or payment to which such records relate.  Any such audit will be conducted during regular business hours at Audited Party’s offices and will be paid for by Auditing Party, unless Material discrepancies are disclosed.  If Material discrepancies are disclosed, Audited Party will pay Auditing Party [***].  For purposes of this Section 7, “Material” means [***] of the amounts due to Auditing Party within the audit period (net of any overpayments that may have occurred during such audit period).

EXHIBIT 2 - XBOX ONE ROYALTY TIER SELECTION FORM

Please complete and sign the form, and submit via email to MSLIPUBX@MICROSOFT.COM with CC to your Account Manager.

A.            This form must be submitted at least [***] prior to the first manufacturing order being placed for the Software Title for each respective Sales Territory.  If this form is not submitted on time or is rejected by Microsoft, the royalty rate will default to [***] for the applicable Sales Territory.

B.            A separate form must be submitted for each Sales Territory.

C.            Initial order must meet MOQ for the Sales Territory listed in Section 7.10, Table 1 of the Agreement and the Publisher Guide.

D.            A different form must be submitted for non-standard Software Title editions, such as Game of the Year, Special Edition, Limited Edition or Compilation.

1.                          Publisher Name:

2.                          Xbox One Software Title Name:

3.                          BinaryID(s):  Last known BinaryID(s) at time of submission; for post RTM titles BinaryID(s) of build to manufacture

4.                         Date of First Commercial Release (mm/dd/yy):

5.                          Sales Territory or Program (check one):

☐ North American	☐ European	☐ Australian	☐ South American	☐ Asian	☐ Japan

6.             Final Certification Date(mm/dd/yy):

7.             Select Royalty Tier and WSP:  (check one):

[***]	[***]	[***]	[***]
[***]

The undersigned represents that he/she has authority to submit this form on behalf of the above Publisher, and that the information contained herein is true and accurate.

To avoid manufacturing delays at your Authorized Replicator your disc manufacturing order must include the intended Sales Territory or Program as indicated above.
By (sign)

Name, Title (Print)

E-Mail Address (for confirmation of receipt)

Date (Print mm/dd/yy)

EXHIBIT 3 - XBOX ONE PUBLISHER ENROLLMENT FORM

Please complete, sign the form, and submit via email to MSLIPUBX@MICROSOFT.COM with CC to your Account Manager.

PUBLISHER MUST COMPLETE, SIGN AND SUBMIT THIS ENROLLMENT FORM [***].

This Xbox One Publisher Enrollment Form (“Enrollment”) is entered into between Microsoft Ireland Operations Ltd. (“MIOL”) and the following publisher (“Publisher”):

Publisher:

VAT number:

Attention:
Address:

Email:
Phone:
Fax:

and is effective as of the latter of the two signatures identified below.  The terms of that certain Xbox One Publisher License Agreement signed by Microsoft Licensing, GP and                                              dated                                (the “Xbox One PLA”) are incorporated herein by reference.

1.             Term.  This Enrollment will expire on the date on which the Xbox One PLA expires, unless it is terminated earlier as provided for in the Xbox One PLA.

2.             Notices; Requests.  All notices and requests in connection with this Enrollment will be:  (1) in writing; (2) in English; (3) deemed given [***]; (4) sent by delivery service, messenger, or registered or certified mail (postage prepaid, return receipt requested); and (5) addressed and sent, with any required copies, as provided to the Publisher as set forth above and to MIOL as follows (or as the recipient has otherwise designated, in writing or by email, before notice was sent).  Ordinary business communications (excluding, for example, those related to payment or breach) may be sent by email and need not be cc’d.

MICROSOFT IRELAND OPERATIONS LTD.	with a cc to: MICROSOFT CORPORATION

Attention: MIOL Xbox Accounting Services Microsoft European Operations Centre, Atrium Building Block B, Carmenhall Road, Sandyford Industrial Estate Dublin 18 Ireland Fax: 353 1 706 4110	Attention: Legal & Corporate Affairs Department One Microsoft Way Redmond, WA 98052-6399 USA Fax: +1 (425) 706-7329

3.             Representations and Warranties.  By signing this Enrollment, the parties agree to be bound by the terms of this Enrollment, and Publisher represents and warrants that:  (i) it has read and understands the Xbox One PLA, including any amendments thereto, and agrees to be bound by those; (ii) it is either the entity that signed the Xbox One PLA or its affiliate; and (iii) the information that it has provided herein is accurate.

4.             Billing Address.  For purposes of the Xbox One PLA, Exhibit 1, Section 3, Publisher’s billing address for FPUs manufactured by Authorized Replicators located in the European Sales Territory is as follows:

Name:

Attention:

Address:

Email:
Phone:
Fax:

MICROSOFT IRELAND OPERATIONS LTD.	PUBLISHER:

By (sign)	By (sign)

Name (Print)	Name (Print)

Title	Title

Date (Print mm/dd/yy)	Date (Print mm/dd/yy)

EXHIBIT 4 - AUTHORIZED AFFILIATES

Please complete, sign the form, and submit via email to MSLIPUBX@MICROSOFT.COM with CC to your Account Manager.

Publisher affiliates authorized to perform the rights and obligations under this Agreement are:

I. Name:	II. Name:
Address:	Address:

Telephone:	Telephone:
Fax:	Fax:

Publisher will provide Microsoft at least [***] prior written notice of the name and address of each additional Publisher affiliate that Publisher wishes to add to this Exhibit 4.  Any additional Publisher affiliate may not perform any rights or obligations under this Agreement until it has signed and submitted a Publisher Affiliate Agreement (attached below) to Microsoft.

PUBLISHER AFFILIATE AGREEMENT

For good and valuable consideration,                       , a                       ,  corporation (“Publisher Affiliate”) hereby covenants and agrees with Microsoft Licensing, GP, a Nevada general partnership, and Microsoft Corporation, a Washington corporation, that Publisher Affiliate will comply with all obligations of                          (“Publisher”) pursuant to that certain Xbox One Publisher License Agreement between Microsoft Licensing, GP, Microsoft Corporation, and Publisher dated                          (the “Xbox One PLA”) and to be bound by the terms and conditions of this Publisher Affiliate Agreement.  Capitalized terms used herein and not otherwise defined will have the same meaning as in the Agreement.

Publisher Affiliate acknowledges that its agreement herein is a condition for Publisher Affiliate to exercise the rights and perform the obligations established by the terms of the Xbox One PLA.  Publisher Affiliate and Publisher will be jointly and severally liable to Microsoft for all obligations related to Publisher Affiliate’s exercise of the rights, performance of obligations, or receipt of Confidential Information under the Xbox One PLA.  This Publisher Affiliate Agreement may be terminated in the manner set forth in the Xbox One PLA.  Termination of this Publisher Affiliate Agreement does not terminate the Xbox One PLA with respect to Publisher or any other Publisher Affiliates.

IN WITNESS WHEREOF, Publisher Affiliate and Publisher have executed this agreement as of the date set forth below.  All signed copies of this Publisher Affiliate Agreement will be deemed originals.

PUBLISHER AFFILIATE:	PUBLISHER:

Signature	Signature

Title:	Title:

EXHIBIT 5 — XBOX LIVE SERVICES, PUBLISHER HOSTED SERVICES, AND THIRD PARTY SERVICES

This Exhibit 5 provides the policies and guidelines governing Xbox Live Services, Publisher Hosted Service and Third Party Services.

1.                                      Definitions

1.1                               “Hosted Content” means any content, including any Digital Content or Online Game Feature, included in Publisher’s Software Titles that are accessed by Publisher (or third party) servers via Xbox Live Services or Third Party Services.

1.2                               “Publisher Companion Experience” means the internet website or an application (e.g. a web portal or mobile application) through which players of the Software Titles can access certain Hosted Content.  The Publisher Companion Experience will contain certain game data information related to the Software Titles that Publisher makes available to Xbox Live Users.

1.3                               “Publisher Hosted Services” means Publisher’s use of Hosted Content under this Exhibit 5, whether performed by Publisher or a Third Party Host, including operating, maintaining, and controlling the servers necessary to provide the Hosted Content.  This includes any custom back-end service or feature that a Publisher has built and deployed.

1.4                               “Third Party Host” means a third party (e.g., ISP) providing hosting services on behalf of Publisher.  A Third Party Host provides Publisher Hosted Services.

1.5                               “Third Party Services” means internet-based commercial features and services that Software Titles may want to directly access (e.g., YouTube, Facebook, Weather.com, etc.)

1.6                               “Xbox Live Services” means Microsoft’s online resources and functionalities provided by the Xbox Live platform that enable Publisher (and other permitted third parties) , which can be accessed both from within Software Titles and from Publisher Hosted Services, to access Xbox Live and related data stored within, or accessible from, Xbox Live (e.g., achievements, matchmaking, statistics, cloud compute services).

1.7                               “Xbox Live User Content” means any content that originates from Xbox Live Users in any format and that is published through or as part of any Hosted Content, but excluding Xbox Live User Communications.  The parties acknowledge that Microsoft may regulate the transmission of Xbox Live User Content that is transmitted through the Xbox Live Services, including but not limited to user generated content, telemetry data and/or gameplay data; provided, however that nothing in this Section 1.7 shall affect the parties’ respective ownership rights to any such content or data.

1.8                               “Xbox Live User Communications” means transient voice and text communications sent from an Xbox Live User to one or more Xbox Live Users using the Xbox Live service (e.g., voice chat).

2.                                      Approval and Certification.  All proposed use of Publisher Hosted Services and Hosted Content and the manner in which Publisher uses the Xbox Live User Content on the Publisher Companion Experience are subject to the same approval and Certification processes as are set forth for any Software Title.  To gain approval and pass Certification, Publisher may be required to submit sufficient additional information about its server architecture and Publisher Companion Experience.  Publisher shall also enable Microsoft to test the Publisher Hosted Services, the Hosted Content, and the Publisher Companion Experience, as applicable.  Microsoft may at any time audit Publisher’s compliance with the terms of this

Exhibit 5, and Publisher will allow Microsoft access to the Publisher Hosted Services, Hosted Content, and Publisher Companion Experience as Microsoft may request for this purpose; provided that Publisher shall not be obligated to provide Microsoft with access to its server environment in connection with any such audits.  Publisher will comply with the Publisher Guide in its performance of this Exhibit 5.

3.                                      Access to Xbox Live Services; limitations.  Subject to Publisher’s compliance with the terms of the Agreement, including this Exhibit and the Publisher Guide, Microsoft grants Publisher a worldwide, nonexclusive, royalty-free license to access Xbox Live Services, as necessary to implement and operate the Publisher Companion Experience and to provide the Publisher Hosted Services and Hosted Content.

4.                                      Publisher Hosted Service requirements.  Publisher will comply, and on Microsofts request, provide Microsoft with sufficient information to verify Publisher’s compliance, with the following:

4.1                               Standards.  Publisher will host the Hosted Content and provide the Publisher Hosted Services, each in a manner that meets or exceeds standards of quality, performance, stability, and security generally accepted in the industry, as well as those specific requirements in this Exhibit and the Publisher Guide.

4.2                               Operation.  Publisher will monitor the operation and performance of the Publisher Hosted Services; respond to technical and Xbox Live User inquiries; and have rules, policies, and procedures for the Publisher Hosted Services that are consistent with this Exhibit and any standards that Microsoft may provide from time to time to reflect changes in industry best practices.

4.3                               Reporting and technical policies.  Publisher will use the communication processes stated in the Publisher Guide for updating Microsoft’s technical teams.  In addition, Publisher will comply with the technical processes, policies, rules, and detailed procedures for notification, escalation, and reporting of scheduled and unscheduled maintenance of, and problems that might occur with, the Publisher Hosted Services, all as set forth in the Publisher Guide.  Each party will notify the other if it discovers a technical problem with the other party’s service.  Publisher will notify Microsoft in advance of Publisher’s scheduled downtimes, and Publisher will use commercially reasonable efforts to schedule maintenance downtimes for the Publisher Hosted Services to coincide with Microsoft’s scheduled downtimes for Xbox Live.  Publisher will, on Microsoft’s request that Publisher reschedule any scheduled downtime for the Publisher Hosted Services, use commercially reasonable efforts to do so to a mutually-acceptable date and time.

4.4                               Server capacity and load.  Publisher will use commercially reasonable efforts to support all Xbox Live Users using its Publisher Hosted Services, including operating sufficient computing resources for traffic, and will immediately inform Microsoft of the failure of relevant Publisher Hosted Services.  Publisher will not allow the load on the Hosted Services system to exceed [***] of the capacity of the system, where “capacity” is defined as the maximum load which can be sustained by the system.  Together with the materials that Publisher submits for Certification, Publisher will describe in writing the tools and techniques it will use in measuring the maximum capacity and load (“Tools”), which Tools must be recognizable as industry standards, and which are subject to Microsoft’s advance written acceptance or rejection.  Publisher will measure the load on the Publisher Hosted Services at intervals of no more than [***].  Publisher will retain records of load measurements for no less than [***], and will make such records accessible to Microsoft on request.  Should changes to the system occur that necessitate changes in the Tools, or should the capacity of the system materially increase or decrease, Publisher will inform Microsoft within [***].

4.5                               Uptime.  Publisher will operate (or have operated) the Publisher Hosted Services so that they have [***] Uptime per [***].  “Uptime” means the portion of time when the system is accessible and available to Xbox Live Users; Uptime is calculated [***] assuming conformance with the industry standard of monitoring every [***].  Publisher will report uptime statistics to Microsoft on request.

4.6                               Troubleshooting and notice to Xbox Live Users.  If the Publisher Hosted Services or the Publisher Companion Experience are unable to connect to and properly interoperate with Xbox Live, both Microsoft and Publisher will diligently work (subject to the availability of Microsoft resources, in Microsoft’s discretion) to troubleshoot the problem, and Publisher will diligently work to fix any such problem.  During any time in which a Software Title, any Hosted Content that uses the Publisher Hosted Services or the Publisher Companion Experience is unable to establish a connection to the Publisher Hosted Services, then Publisher must display the appropriate message to the Xbox Live User in accordance with the Publisher Guide.

4.7                               Xbox Live family settings features.  The Publisher Hosted Services, Hosted Content, and Publisher Companion Experience will at all times comply with the Xbox Requirements related to the family settings features of Xbox One and Xbox Live, provided that nothing in this Section 4.7 shall require Publisher to make any changes to a Software Title after the Certification of such Software Title by Microsoft in accordance with the Agreement.

5                                         Xbox Live User Content

5.1                               Microsoft approval.  Publisher may not allow Xbox Live Users to create, share, or otherwise provide Xbox Live User Content in connection with a Software Title without first obtaining Microsoft’s express, written, approval.  If Publisher wants to make Xbox Live User Content available as part of Hosted Content, Publisher must provide to Microsoft a detailed description of the process and procedures Publisher will have in place regarding such Xbox Live User Content at least [***].  Furthermore, the Software Title must comply with any XRs related to the creation and/or consumption of Xbox Live User Content.

5.2                               Infringement.  If Microsoft has approved Publisher to make Xbox Live User Content available as part of Hosted Content, Publisher will maintain a procedure, that complies with applicable law and mutual agreement of the parties, for removing Xbox Live User Content in the event of a valid infringement claim.  Microsoft may notify Publisher of any complaints related to Xbox Live User Content.  Publisher will notify Microsoft as soon as commercially practicable (and in any event no later than [***]) after Publisher receives any reasonably founded in law or fact third-party claim of infringement relating to Xbox Live User Content associated with Publisher’s Software Title(s) or Digital Content, which notice will also specify the steps that Publisher has taken or will take in response, and Publisher will indemnify, defend and hold Microsoft harmless from any claims, causes of action, costs (including without limitation, reasonable attorneys’ fees) and any liabilities of any nature whatsoever related to any such claims of infringement.

5.3                               Violations of Xbox Live terms of use or code of conduct.  Microsoft may, in its discretion, require Publisher to remove Xbox Live User Content for Xbox Live User violations of the Xbox Live terms of use, Xbox Live Code of Conduct, or both.

5.4                               Action by Microsoft.  If Publisher breaches the policies and terms of this Exhibit, Microsoft may, without limiting any of its other rights and remedies under the Agreement, restrict access to the Hosted Content, Publisher Companion Experience, or both, and disconnect Publisher Hosted Services from Xbox Live.  Microsoft, in its discretion, may also restrict the uploading of Xbox Live User Content to, restrict access to Xbox Live Services from, or require Publisher to remove Xbox Live User Content from, Xbox Live in accordance with the Xbox Live terms of use, privacy statement, and code of conduct.

6.                                      Publisher Hosted Services support.  As between Microsoft and Publisher, Publisher will provide all customer support and technical support to Xbox Live Users for the Publisher Companion Experience, Hosted Content, and Publisher Hosted Services.  Microsoft has no support responsibilities whatsoever to Xbox Live Users for the Publisher Companion Experience, Hosted Content, and Publisher Hosted Services.

7.                                      Third Party Host of Publisher Hosted Services.  Publisher may (subject to Microsoft’s advance consent) subcontract to a Third Party Host all or any portion of Publisher’s rights or obligations with regard to providing Publisher Hosted Services only.  All actions and failures to act of any Third Party Host engaged by Publisher are imputed to, and deemed to be actions or failures to act of Publisher.  If Microsoft has consented to the use of a Third Party Host, then:

7.1                               Limited access.  Publisher may provide the Third Party Host with access to only those portions of Xbox Live Services that are necessary for the Third Party Host to perform the Publisher Hosted Services, and to no other portions;

7.2                               Guarantee.  Publisher unconditionally and irrevocably guarantees Third Party Host’s performance of the applicable obligations imposed by this Agreement and the XDK;

7.3                               Liability.  Publisher will indemnify and hold Microsoft harmless from all damages or costs of any kind incurred by Microsoft or any third party and arising from or related to Third Party Host’s fulfillment of, or failure to fulfill, the applicable obligations of Publisher under this Exhibit, or by other actions or failures of Third Party Host; and

7.4                               Payment.  Publisher will make all payments to Third Party Host for services performed, and for any other services or deliverables for which Third Party Host was engaged.

8.                                      Third Party Services.  Subject to Microsoft’s advance consent, Publisher may use Third Party Services.  All actions and failures to act of any Third Party Services engaged by Publisher are imputed to, and deemed to be actions or failures to act of Publisher.  If Microsoft has consented to use of a Third Party Service, then:

8.1                               Limited Access.  Publisher may provide the Third Party Service with access to only those portions of Xbox Live Services that are necessary for the Third Party Service, and to no other portions;

8.2                               Guarantee.  Publisher unconditionally and irrevocably guarantees Third Party Service’s performance of the applicable obligations imposed by this Agreement; and

8.3                               Liability.  Publisher will indemnify and hold Microsoft harmless from all damages or costs of any kind incurred by Microsoft or any third party and arising from or related to Third Party Service’s fulfillment of, or failure to fulfill, the applicable obligations of Publisher under this Exhibit, or by other actions or failures of Third Party Service.

9.                                      Xbox Live Services, Publisher Hosted Services and Third Party Services additional terms.

9.1                               Compliance.  Publisher will implement, operate, and provide the Publisher Companion Experience, Publisher Hosted Services, and Hosted Content in full compliance with applicable laws in jurisdictions in which the Publisher Companion Experience, Publisher Hosted Services, and Hosted Content are made available.  Publisher may be required to provide Microsoft with reasonable information, including legal opinions, to verify that the Publisher Companion Experience, Publisher Hosted Services, and Hosted Content comply with applicable laws.  Publisher will promptly reply to and comply with any reasonable and legal requests by any law enforcement officials regarding Publisher Companion Experience, Hosted Services or Hosted Content.

9.2                               Privacy.  Publisher’s access to Xbox Live Services is subject to periodic privacy review by Microsoft.  Additionally, as a condition precedent to Microsoft’s approval of the Publisher Hosted Services, Hosted Content, or the manner in which Publisher uses the Xbox Live User Content on the Publisher Companion Experience, Microsoft may require Publisher to have its own “terms of use,” “privacy policy,” or both (collectively, “Publisher TOU”) to govern Publisher’s collection of Personal Data from Xbox Live Users.  Not more than [***], Microsoft may recommend changes to the Publisher TOU, which Publisher shall consider in good faith in accordance with applicable law.

9.2.1                     Limits on Personal Data collection.  Publisher will not collect any Personal Data or Xbox Live User Content through the Xbox Live Services without first obtaining Microsoft’s consent, which consent shall be on a one-time basis for each Software Title (including all versions thereof), and if Microsoft so consents, then Publisher may collect and use such Personal Data and Xbox Live User Content in accordance with applicable law, Microsoft’s privacy policy and the Publisher Guide.  If Publisher obtains a consent from the Xbox Live User to use their Personal Data in accordance with the Publisher TOU, the use of such Personal Data and Xbox Live User Content (after complete transmission by Microsoft) by Publisher shall not be subject to Microsoft’s privacy policy or Publisher Guide and such Personal Data will not be deemed to be Personal Data subject to Section 12 of the PLA or any other agreement with Microsoft.

9.2.2                     Personal Data collected independently by Publisher.  Any Xbox Live User’s Personal Data collected by Publisher that is not transmitted via the Xbox Live Services must be collected in accordance with the Publisher TOU and will not be deemed to be Xbox Live User Data or Personal Data subject to Section 12 of the PLA, or be subject to any other agreement with Microsoft.

9.2.3                     Hyperlinks.  Publisher will include in the Publisher TOU hyperlinks to the then-current, appropriately localized, version of the Xbox Live terms of use, privacy statement, and code of conduct (which are currently located, localized for the U.S. market, at http://privacy.microsoft.com/en-us/default.mspx, and http://www.xbox.com/enUS/Legal/CodeOfConduct).  Alternately, Publisher will include in the Publisher TOU a statement explaining that when users submit Personal Data to Publisher via third-party platforms such as a gaming console, that action is subject to the TOU of the third-party; and

10.                               Representations and warranties.  Publisher further represents and warrants that:

10.1                        Non-infringement.  Any and all information, data, logos, software, or other materials provided to Microsoft or made available to Xbox Live Users via the Publisher Companion Experience (including Hosted Content) and the Publisher Hosted Services do not infringe or misappropriate any third party IPR;

10.2                        Compliance with laws.  The Publisher Companion Experience, Hosted Content, and Publisher Hosted Services do not contain any messages, data, images, or programs that are, by applicable law, defamatory, obscene, or pornographic, or in any way violate any applicable laws (including laws of privacy and data collection and storage) of the territory where the Publisher Hosted Content is distributed or hosted;

10.3                        Personal information and privacy.  Except as approved by Microsoft, the Publisher Companion Experience, Hosted Content, and the Publisher Hosted Services will not harvest or otherwise collect personal information about Xbox Live Users, including e-mail addresses, without Xbox Live Users’ express consent; furthermore, the Publisher Companion Experience, Hosted Content, and the Publisher

Hosted Services will not link to any unsolicited communication (e.g., an offer for a third-party event or product) sent to any third party;

10.4                        Variance from approved Concept.  It will not serve any Hosted Content that is not approved in the Software Title’s Concept; and

10.5                        User Generated Content.  Subject to the terms of the Agreement, Publisher has obtained all necessary rights and permissions for Publisher’s and Microsoft’s use of the Xbox Live User Content.

10.6                        Notwithstanding anything to the contrary in this Agreement, Publisher and Microsoft shall each own (and have the right to use without further approvals from the other) any Xbox Live User Content relating to a Software Title that is collected by Microsoft and transmitted to Publisher; and for the purposes of clarification, (i) this Exhibit 5 does not apply to any Xbox Live User Content that is collected by Publisher, and (ii) Publisher owns exclusively (a) any Xbox Live User Content that is created by tools provided by Publisher and (b) any Xbox Live User Content that is derivative of a Software Title.

EXHIBIT 6 — XBOX LIVE INCENTIVE PRUGRAM

1.                                      Xbox Live Incentive Program

In order to encourage Publisher to support Xbox Live functionality and to drive increased usage of Xbox Live, Publisher may qualify for certain [***] incentive payments based on the amount of Xbox Live Share created by Publisher’s Multiplayer Software Titles.  “Multiplayer Software Title” means a Software Title for Xbox One or Xbox 360 that supports real-time multiplayer game play over Xbox Live.

[***]

2.                                      Additional Definitions

2.1                               “Accounting Period” means Microsoft’s [***] within the Term; provided that if the Effective Date of this Agreement or the expiration date of this program falls within such a [***], then the applicable payment calculation set forth below shall be made for a partial Accounting Period.

2.2                               “Guest” means an individual who accesses Xbox Live who is not a Multiplayer Subscriber or a Subscriber.

2.3                               “Multiplayer Subscriber” means a subscriber who:  (i) has created a “Gamertag” for use on Xbox Live; (ii) has paid a fee to establish, migrate or renew an active, fee-based subscription account to Xbox Live, which is currently branded as “Xbox Live Gold” (excluding any subscribers in a “free-trial” period); and (iii) the Xbox Live account is not delinquent (as determined by Microsoft’s standard practices).  If a multiplayer subscription includes multiple Xbox Live accounts and Gamertags, the number of Multiplayer Subscribers attributable to such multiplayer subscription will be 2.  For avoidance of doubt, Subscribers, trial users, and Guests will not be counted as Multiplayer Subscribers.

2.4                               “[***] Multiplayer Hours” means [***]

2.5                               “[***] Multiplayer Hour Share” means [***]

2.6                               “[***] Unique Users” means [***]

2.7                               “[***] Unique User Share” means [***]

2.9                               “Subscription Revenue” means [***]

2.10                        “Xbox Live Share” means [***]

3.                                      [***] incentive table
The [***] incentive payments shall be determined pursuant to Table 1 below:

Table 1: [***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

4.                                      Example
[***]

•                  [***][***]

•                  [***][***]

•                  [***][***]

•                  [***][***]

•                  [***]

[***]

•                  [***][***]

•                  [***][***]

[***]

a.                                      [***]
b.                                      [***]
c.                                       [***]

[***]

5.                                      Impact of Subscription Revenue change.  In the event that a Microsoft-initiated change to the Xbox Live subscription model negatively impacts the Subscription Revenue on a per Multiplayer Subscriber basis by more than [***] ([***]), Microsoft may change or discontinue the Xbox Live Incentive Program by providing Publisher with [***] advance notice.

6.                                      Other Xbox Live Incentive Program requirements

6.1                               Multiplayer Software Title simship, feature and content parity.  Any Multiplayer Software Title that does not meet the following simship, feature and content parity provisions [***]:

6.1.1                     Publisher will commercially release an Xbox 360 and/or Xbox One version in every Sales Territory that such Software Title is released for any Competitive Platform on a country by country basis in which Xbox 360 and/or Xbox One are available;

6.1.2                     All Digital Content, Betas, Demos, and Trials are shipped no later than any Competitive Platform version in each Sales Territory on a country by country basis in which Xbox 360 and/or Xbox One are available; and

6.1.3                     The Software Title maintains ongoing feature and content parity with Competitive Platform versions in each Sales Territory on a country by country basis in which Xbox 360 and/or Xbox One are available.

6.2                               [***]

6.3                               [***]

7.                                      Term.  This Xbox Live Incentive Program will commence on [***], and will be available until [***], unless earlier terminated by Microsoft upon written notice to Publisher.

8.                                      Payments.  In the event Publisher qualifies for a [***] incentive payment under this program during an Accounting Period, Microsoft will provide payment for any amount due to Publisher, within [***] after the end of each Accounting Period.